                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               ------------------

                                   FORM 8-K/A

                                AMENDMENT NO. 1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 3, 1997


                            FUISZ TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     0-27082                  52-1579474
 (State or Other Jurisdiction         (Commission            (I.R.S. Employer
       of Incorporation)              File Number)          Identification No.)



                        3810 CONCORDE PARKWAY, SUITE 100
                           CHANTILLY, VIRGINIA  20151
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (703) 803-3260



================================================================================

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBIT.

          This Amendment No. 1 to the current report is filed on Form 8-K/A by Fuisz Technologies Ltd. (the "Company") and amends the Current Report on Form 8-K filed by the Company dated September 3, 1997. Only those items which are amended are set forth herein.

          (a) Consolidated Financial Statements of Clonmel Healthcare Limited and Subsidiaries for the years ended 31 December 1996 and 1995:

               Report of KPMG

               Profit and Loss Accounts for the year ended December 31, 1996 and 1995.

               Balance Sheets as of December 31, 1996 and 1995.

               Statements of Cash Flows for the year ended December 31, 1996 and 1995.

               Notes to the Financial Statements.


          (b) Unaudited Consolidated Financial Statements of Clonmel Healthcare Limited and Subsidiaries for the six months ended 30 June 1997 and 1996:

               Unaudited Profit and Loss Accounts for the six months ended
                    June 30, 1997 and 1996.

               Unaudited Balance Sheets as of June 30, 1997 and 1996.

               Unaudited Statements of Cash Flows for the six months ended
                    June 30, 1997 and 1996.

               Notes to the Unaudited Financial Statements.



          (c)  Unaudited Pro Forma Financial Information.

               Unaudited Pro Forma Condensed Consolidated Balance Sheets as of
                    June 30, 1997.

               Unaudited Pro Forma Condensed Consolidated Statements of
                    Operations for the six months ended June 30, 1997.

               Unaudited Pro Forma Condensed Consolidated Statements of
                    Operations for the year ended December 31, 1996.

               Notes to Unaudited Pro Forma Condensed Consolidated Financial
                    Statements.



          (d)  Exhibit.

               23.1 Consent of KPMG

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FUISZ TECHNOLOGIES LTD.

 Dated: October 3, 1997                     By: /s/ PATRICK D. SCRIVENS
                                               --------------------------------
                                               Patrick D. Scrivens
                                               Executive Vice President and
                                               Chief Financial Officer

                                EXHIBIT LIST


Exhibit No.                Description                    Sequentially
                                                          Numbered Page
 23.1            Consent of KPMG

                          Clonmel Healthcare Limited
                          and subsidiaries

                          Consolidated financial statements

                          YEARS ENDED 31 DECEMBER 1996 AND 1995

                          INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Clonmel Healthcare Limited


We have audited the accompanying consolidated balance sheets of Clonmel Healthcare Limited and subsidiaries ("the Group") as of 31 December 1996 and 1995 and the related consolidated profit and loss accounts, consolidated cash flow statements for the years ended 31 December 1996 and 1995. These consolidated financial statements are the responsibility of the management of Clonmel Healthcare Limited ("the Company"). Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in Ireland which do not differ in any material respects from auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Clonmel Healthcare Limited as of 31 December 1996 and 1995 and the results of its operations and cash flows for the years ended 31 December 1996 and 1995 in conformity with generally accepted accounting principles in Ireland.

Generally accepted accounting principles in Ireland vary in certain significant respects from generally accepted accounting principles in the United States. Application of generally accepted accounting principles in the United States would have affected results of operations and shareholders' equity as of and for the year ended 31 December 1996 to the extent summarised in Note 28 to the consolidated financial statements.





KPMG
Chartered Accountants
Registered Auditors
Dublin, Ireland

30 April 1997,
except for note 27
which is as of
30 September 1997

Clonmel Healthcare Limited and subsidiaries

Consolidated profit and loss accounts
Years ended 31 December 1996 and 1995



                                              Notes                         1996                                        1995
                                                                          IR POUND                                    IR POUND
TURNOVER - CONTINUING OPERATIONS                  2                       12,288,380                                 13,352,646
Cost of sales                                                             (8,243,492)                                (8,800,177)
                                                                          ----------                                -----------
GROSS PROFIT                                                               4,044,888                                  4,552,469

Other operating expenses (net)                    3                       (3,745,134)                                (3,398,527)

Exceptional item                                  3                         (230,000)                                         -
                                                                          ----------                                -----------

OPERATING PROFIT - CONTINUING
  OPERATIONS                                                                  69,754                                  1,153,942
Deposit interest receivable                                                    3,910                                     16,017
Interest payable and similar charges              4                         (118,688)                                  (123,079)
                                                                          ----------                                -----------

(LOSS)/PROFIT ON ORDINARY ACTIVITIES
  BEFORE TAXATION                                 5                          (45,024)                                 1,046,880
Tax on (loss)/profit on ordinary activities       7                                -                                   (126,833)


(LOSS)/PROFIT FOR THE FINANCIAL YEAR                                         (45,024)                                   920,047

Dividend paid on non-equity shares                                           (30,750)                                   (29,250)
                                                                          ----------                                -----------


RETAINED (LOSS)/PROFIT  FOR THE FINANCIAL YEAR                               (75,774)                                   890,797

Foreign currency translation adjustment                                       (5,849)                                     5,405

RETAINED PROFIT AT BEGINNING OF YEAR                                       3,377,774                                  2,481,572
Transfer to other reserves                       20                         (300,000)                                         -
                                                                          ----------                                -----------


RETAINED PROFIT AT END OF YEAR                                             2,996,151                                  3,377,774
                                                                           =========                                  =========


There were no gains or losses in the financial year or the preceding financial year other than those dealt with in the profit and loss account.


The accompanying notes are an integral part of these consolidated financial statements.

Clonmel Healthcare Limited and subsidiaries

Consolidated balance sheets
at 31 December 1996 and 1995



                                                                       1996                                       1995
                                                           ---------------------------------           ----------------------------
                                              Note                   IR POUND                                    IR POUND
FIXED ASSETS
Intangible assets                                  8
- Licence and intellectual property costs                     473,500                                          -
- Deferred product development costs                          103,500                                     70,400
                                                            ---------                                  ---------
                                                                                     577,000                                 70,400
Tangible assets                                    9                               4,249,598                              4,182,771
Financial fixed assets                            10                                  53,960                                 53,960
                                                                                   ---------                              ---------

                                                                                   4,880,558                              4,307,131
CURRENT ASSETS
Stocks                                            11        1,886,295                                  1,645,253
Debtors                                           12        3,783,195                                  3,941,975
Cash at bank and in hand                                      153,130                                    634,865
                                                            ---------                                  ---------
                                                            5,822,620                                  6,222,093
CREDITORS: amounts falling due
  within one year                                 13       (3,059,024)                                (3,155,358)
                                                            ---------                                  ---------

NET CURRENT ASSETS                                                                 2,763,596                              3,066,735
                                                                                   ---------                              ---------


TOTAL ASSETS LESS CURRENT LIABILITIES                                              7,644,154                              7,373,866

CREDITORS: amounts falling due after
  more than one year                              14                                (998,301)                              (876,613)
GOVERNMENT GRANTS DEFERRED                        17                                (851,422)                              (921,199)
PROVISION FOR LIABILITIES AND CHARGES             18                                (163,280)                              (163,280)
                                                                                   ---------                              ---------
NET ASSETS                                                                         5,631,151                              5,412,774
                                                                                   =========                              =========
CAPITAL AND RESERVES
Called up share capital                           19                                 905,000                                605,000
Share premium account                                                                 85,000                                 85,000
Other reserves                                    20                               1,500,000                              1,200,000
Retained profits                                                                   2,996,151                              3,377,774
Capital redemption reserve fund                                                      145,000                                145,000
                                                                                   ---------                              ---------
SHAREHOLDERS' FUNDS
  - Equity                                                  4,881,151                                  4,962,774
  - Non-equity                                                750,000                                    450,000
                                                            ---------                                  ---------
TOTAL SHAREHOLDERS' FUNDS                         21                               5,631,151                              5,412,774
                                                                                   =========                              =========

The accompanying notes are an integral part of these consolidated financial statements.

Clonmel Healthcare Limited and subsidiaries

Consolidated cash flow statements
Years ended 31 December 1996 and 1995



                                                                       1996                                   1995
                                            Note                     IR POUND                               IR POUND
CASH INFLOW FROM
  OPERATING ACTIVITIES                        22                                 296,365                             1,986,245

RETURNS ON INVESTMENTS AND
  SERVICING OF FINANCE
Interest received                                              3,910                                     16,017
Interest paid                                               (101,758)                                   (98,760)
Interest element of finance
  lease payments                                             (16,930)                                   (24,319)
Dividends paid on non-equity shares                          (30,750)                                   (29,250)
                                                             -------                                    -------
NET CASH OUTFLOW FROM
  RETURNS ON INVESTMENTS AND
  SERVICING OF FINANCE                                                          (145,528)                             (136,312)

TAXATION
Corporation tax paid                                                            (163,151)                             (150,277)

INVESTING ACTIVITIES
Purchase of tangible assets                                 (540,970)                                (1,295,893)
Licencing and intellectual property costs                   (200,000)                                         -
Expenditure on product development                           (78,700)                                         -
Purchase of investments                                            -                                    (32,051)
                                                             -------                                    -------

CASH OUTFLOW FROM INVESTING
 ACTIVITIES                                                                     (819,670)                           (1,327,944)
                                                                                 -------                             ---------

NET CASH (OUTFLOW)/INFLOW
  BEFORE FINANCING                                                              (831,984)                              371,712

FINANCING
Leasing finance                                              135,812                                          -
Grants received                                               (3,835)                                   124,483
Repayment of bank loans                                      (49,145)                                   (89,944)
Capital element of finance lease payments                   (101,953)                                   (75,571)
New shares issued                                            300,000                                          -
                                                             -------                                    -------

CASH INFLOW/(OUTFLOW) FROM FINANCING                                             280,879                               (41,032)
                                                                                 -------                               -------
(DECREASE)/INCREASE IN CASH
  AND CASH EQUIVALENTS                        22                                (551,105)                              330,680
                                                                                 =======                               =======

The accompanying notes are an integral part of these consolidated financial statements.

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes
forming part of the consolidated financial statements




1    SIGNIFICANT ACCOUNTING POLICIES
     The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the consolidated financial statements.

     GROUP FINANCIAL STATEMENTS

     The consolidated financial statements include the results of Clonmel Healthcare Limited and its subsidiaries, ("the Group" or the "Company") up to 31 December 1996. The Company, a wholly owned subsidiary of the Cross Group, the principal activities of which are the manufacture and distribution of veterinary pharmaceutical products (see Note 27). The subsidiaries' results have been incorporated into the consolidated financial statements using the average rate of exchange for the year. The Group's net investment in subsidiaries is translated using the closing rate of exchange.

     BASIS OF PREPARATION

     The financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") in Ireland under the historical cost convention and comply with financial reporting standards of the Accounting Standards Board, as promulgated by the Institute of Chartered Accountants in Ireland. Note 28 sets out a summary of significant differences between Irish and United States GAAP as applicable to the Group.

     TURNOVER

     Turnover represents the invoiced value of goods sold during the year (exclusive of value added tax) to third parties, after deduction of rebates, allowances and external commissions.

     DEPRECIATION

     Depreciation is calculated to write off the original cost of assets over their useful lives on a straight line basis at the following annual rates:

     Long leasehold land                                    Nil
     Long leasehold buildings                               2.5%
     Plant and machinery                                    12.5%
     Office equipment                                       12.5%
     Motor vehicles                                         30%

     FINANCIAL FIXED ASSETS

     Financial fixed assets are shown at cost less provisions for any permanent diminution in value.

     STOCKS

     Stocks are valued at the lower of cost and net realisable value on a first-in, first-out basis. Cost in the case of raw materials comprises purchase price including duties and freight less trade

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)



     discounts and rebates. Cost in the case of work-in-progress and finished goods includes cost of raw material and labour together with an appropriate proportion of production overheads.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Group does not enter into any transactions involving financial instruments, including derivatives, for speculative purposes. Gains and losses on derivative financial instruments are deferred and recognised in the profit and loss account when realised along with the effects of the related transactions.

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)




1    SIGNIFICANT ACCOUNTING POLICIES
     GOVERNMENT GRANTS
     Capital grants

     Capital grants are shown as deferred income and credited to the profit and loss account in equal annual instalments over the anticipated lives of the relevant fixed assets.

     Revenue grants

     Training grants and product and process development grants are credited to the profit and loss account in the period in which the expenditure to which they relate is incurred.

     FOREIGN CURRENCIES

     Monetary assets and liabilities denominated in foreign currencies are translated at the rate ruling at the balance sheet date. Gains or losses on exchange are dealt with in the profit and loss account.

     LEASED ASSETS

     Expenditure on operating leases is charged to the profit and loss account on a straight line basis over the lease period. Assets held under finance leases are capitalised in the balance sheet and are depreciated on a straight line basis over their useful lives. The interest element of the leasing obligation is charged to the profit and loss account over the period of the lease in proportion to the balances outstanding.

     RESEARCH AND DEVELOPMENT

     Development expenditure incurred in bringing specific products or projects to the stage prior to commercial production is deferred where the directors are satisfied as to its future recoverability. The expenditure is thereafter amortised over the estimated life of the product or the period of the contract to which the expenditure relates. Accordingly the unamortised balance is not considered to be a reduction of distributable profits.

     LICENCE AGREEMENTS AND INTELLECTUAL PROPERTY

     Initial payments under various product related licence agreements and payments for the purchase of intellectual property are capitalised as an intangible fixed asset and are amortised on a straight line basis over the expected useful lives (currently estimated at 5 years) of the assets concerned.

     TAXATION

     The charge for taxation is based on the results for the year.

     Full provision for deferred taxation is made in respect of the tax effect of all timing differences likely to arise in the forseeable future.

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)



     PENSIONS

     Certain employees of the Company participate in the defined benefit pension scheme of its parent, the Cross Group. The Company makes contributions to this defined benefit pension scheme which is funded on an annual premium method basis. Annual contributions are charged to the profit and loss account as incurred. Pension costs are determined by an actuary by reference to a funding plan and funding assumptions. The regular pension cost is expressed as a substantially level proportion of current and expected future pensionable payroll. The Company also operates a defined contribution scheme, the costs of which are charged to the profit and loss account as they arise.

2    TURNOVER

                                                                       1996                              1995
     The analysis of turnover by                                   IR POUND                          IR POUND
     geographical area is as follows:

     Ireland                                                      5,412,819                         5,671,850
     Export                                                       6,875,561                         7,680,796
                                                                 ----------                        ----------
                                                                 12,288,380                        13,352,646
                                                                 ==========                        ==========

     All turnover derives from manufacture and distribution of pharmaceutical products.


3    OTHER OPERATING EXPENSES (NET)

                                                                       1996                                        1995
                                                                   IR POUND                                    IR POUND
     Distribution costs                                           1,908,595                                   1,676,499
     Administrative expenses - other                                996,478                                   1,058,678
                             - exceptional                          230,000                                           -
     Research and development expenses                              906,001                                     757,456
                                                                  ---------                                   ---------

                                                                  4,041,074                                   3,492,633

     Other operating income                                         (65,940)                                    (94,106)
                                                                  ---------                                   ---------

                                                                  3,975,134                                   3,398,527
                                                                  =========                                   =========

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)



     The exceptional item above relates to estimated legal costs incurred in defending an action in the High Court taken by patentees in appealing a decision by the Controller of Patents, Trademarks and Designs to grant the company a licence under Section 42 of the Irish Patents Act 1964 to make, use and vend a certain patented substance. The High Court ruled against the Controller and the Company on a preliminary issue of law. The Company is considering an appeal to the Supreme Court.


4    INTEREST PAYABLE AND SIMILAR CHARGES

                                                                       1996                       1995
                                                                   IR POUND                   IR POUND
     Interest payable on bank loans, overdrafts and
       other loans wholly repayable within five years                77,624                     72,923
     Interest payable on bank loans repayable
       after five years                                              24,134                     25,837
     Lease and hire purchase charges                                 16,930                     24,319
                                                                    -------                    -------

                                                                    118,688                    123,079
                                                                    =======                    =======

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)




5    STATUTORY AND OTHER INFORMATION

                                                                       1996                       1995
                                                                   IR POUND                   IR POUND
     Government capital grants released                              65,942                     94,106

     DIRECTORS' EMOLUMENTS
       Fees                                                               -                          -
       Other emoluments including pension contributions              92,065                     87,226

     Depreciation of tangible fixed assets                          474,143                    498,984

     Amortisation of intangible fixed assets                         86,100                          -

     Auditors' remuneration (including expenses)                     20,500                     20,500

     Operating lease rentals                                         75,337                     86,763
                                                                    =======                    =======



6    STAFF MEMBERS AND COSTS

     The average number of employees (including executive directors) during the year, analysed by category, was as follows:

                                                                       1996                       1995
                                                                     NUMBER                     Number
     Production                                                         123                        121
     Distribution                                                         8                          8
     Sales                                                               21                         22
     Research and development                                            19                         20
     Administration                                                      13                         13
                                                                        ---                        ---

                                                                        184                        184
                                                                        ===                        ===
     The aggregate payroll costs of these
       employees were as follows:
                                                                       1996                       1995
                                                                   IR POUND                   IR POUND

     Wages and salaries                                           2,849,647                  2,921,575
     Social welfare costs                                           286,005                    310,099
     Other pension costs                                            150,866                    111,362
                                                                  ---------                  ---------
                                                                  3,286,518                  3,343,036
                                                                  =========                  =========

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)




7    TAX ON (LOSS)/PROFIT ON ORDINARY ACTIVITIES

                                                                       1996                       1995
                                                                   IR POUND                   IR POUND
     Corporation tax                                                      -                    165,931
     Adjustment to prior year                                             -                     (1,098)
     Deferred taxation (Note 18)                                          -                    (38,000)
                                                                     ------                    -------
                                                                          -                    126,833
                                                                     ======                    =======


     Corporation tax is calculated on the results for the year, and is reduced by manufacturing relief and capital allowances.


8    INTANGIBLE FIXED ASSETS

                                                         Licence      Deferred product
                                         & intellectual property           development
                                                           costs                 costs                 Total
                                                        IR POUND              IR POUND              IR POUND
     COST
     At 31 December 1995                                       -               883,597               883,597
     Expenditure in year                                 514,000                78,700               592,700
                                                         -------               -------             ---------

     31 DECEMBER 1996                                    514,000               962,297             1,476,297
                                                         -------               -------             ---------


     AMORTISATION
     At 31 December 1995                                       -               813,197               813,197
     Charged in year                                      40,500                45,600                86,100
                                                         -------               -------             ---------


     AT 31 DECEMBER 1996                                  40,500               858,797               899,297
                                                         -------               -------             ---------


     NET BOOK VALUE
     AT 31 DECEMBER 1996                                 473,500               103,500               577,000
                                                         =======               =======             =========


     At 31 December 1995                                       -                70,400                70,400
                                                         =======               =======             =========


     Grants received in respect of expenditure incurred to date totalling IR POUND 713,177 have been credited against deferred product development costs (see note 23(c)).

     The basis of deferral of expenditure is stated in note 1. Research and development costs amounting to IR POUND 906,001 (1995: IR POUND
     757,456 ) incurred during the year have been expensed.

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)



9    TANGIBLE FIXED ASSETS

                                                MAIN PLANT                            ANTIBIOTIC UNIT
                               -----------------------------------------        ------------------------
                                    LONG           PLANT,
                               LEASEHOLD        MACHINERY
                                LAND AND        AND MOTOR         LEASED                         PLANT &
                               BUILDINGS         VEHICLES      EQUIPMENT        BUILDINGS      MACHINERY               TOTAL
                                IR POUND         IR POUND       IR POUND         IR POUND       IR POUND            IR POUND
      COST
      At 31 December 1995      1,716,350        2,195,396        642,904        1,339,944      1,274,612           7,169,206
      Additions                    9,000          264,982        120,892           35,942        110,154             540,970
      Disposals                        -                -              -                -              -                   -

                               ---------        ---------      ---------        ---------      ---------           ---------


      AT 31 DECEMBER 1996      1,725,350        2,460,378        763,796        1,375,886      1,384,766           7,710,176

                               ---------        ---------      ---------        ---------      ---------           ---------
      DEPRECIATION
      At 31 December 1995        346,070        1,096,719        418,583          152,468        972,595           2,986,435
      Charged during year         43,022          220,400         87,003           43,044         80,674             474,143
      Disposals                        -                -              -                -              -                   -

                               ---------        ---------      ---------        ---------      ---------           ---------

      AT 31 DECEMBER 1996        389,092        1,317,119        505,586          195,512      1,053,269           3,460,578

                               ---------        ---------      ---------        ---------      ---------           ---------

      NET BOOK VALUE: 1996     1,336,258        1,143,259        258,210        1,180,374        331,497           4,249,598

                               =========        =========      =========        =========      =========           =========

      Net book value: 1995     1,370,280        1,098,677        224,321        1,187,484        302,017           4,182,771

                               =========        =========      =========        =========      =========           =========

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)


10   FINANCIAL FIXED ASSETS

     (a)   INVESTMENTS - AT COST

                                                                           1996                   1995
                                                                       IR POUND               IR POUND


           Other investments                                             53,960                 53,960
                                                                         ======                 ======

           Analysed as follows:

                                                                           1996                   1995
                                                                       IR POUND               IR POUND

           Quoted                                                        53,690                 53,690
           Unquoted                                                         270                    270
                                                                         ------                 ------

                                                                         53,960                 53,960
                                                                         ======                 ======

           In the opinion of the directors the market value of the investments is not less than the amount at which they are stated.

     (b)   SUBSIDIARIES

           Subsidiary undertakings of the Company are as follows:

           SUBSIDIARIES                          % HOLDING           INCORPORATED              ACTIVITY
           Crosspharma Limited                        100%                   N.I.          Distribution
           Pharmacare (Ireland) Limited               100%                Ireland           Non-trading
           Clonmel (UK) Limited                       100%                   U.K.           Non-trading
           Clonmel Chemicals Inc.                     100%                 U.S.A.           Non-trading
           Clonmel Pharma KFT                          70%                Hungary           Non-trading



11   STOCKS

                                                                          1996                    1995
                                                                      IR POUND                IR POUND
     Raw materials and packing                                         842,500                 671,564
     Work in progress                                                  107,064                 146,997
     Finished goods                                                    936,731                 826,692
                                                                      --------                 -------

                                                                     1,886,295               1,645,253
                                                                     ---------               =========

     There are no material differences between the replacement cost of stocks and the consolidated balance sheet amounts.

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)



12   DEBTORS

                                                                                 1996                 1995
                                                                             IR POUND             IR POUND
     Trade debtors                                                          2,901,523            3,434,813
     Amounts owed by Cross Group companies                                    167,175               60,000
     Other debtors                                                            287,609              359,232
     Prepayments and accrued income                                           426,888               87,930
                                                                            ---------            ---------

                                                                            3,783,195            3,941,975
                                                                            =========            =========

     Other debtors include VAT recoverable of IR POUND 48,828 (1995:IR POUND 101,405).


13   CREDITORS: amounts falling due within one year

                                                                        1996                      1995
                                                                    IR POUND                  IR POUND
     Bank loans and overdrafts
     (Secured - Note 15)                                             490,201                   420,831
     Trade creditors                                               1,039,335                 1,432,601
     Other creditors                                                 469,409                   546,281
     Amounts owed to Cross Group companies                            72,482                    39,897
     Obligations under finance leases (Note 16)                       76,102                    83,076
     Accruals and deferred income                                    911,495                   632,672
                                                                   ---------                 ---------

                                                                   3,059,024                 3,155,358
                                                                   =========                 =========

     Tax and social welfare included in
       other creditors above:

     Corporation tax                                                   2,780                   165,931
     PAYE/PRSI                                                        91,350                   119,617
                                                                   ---------                 ---------

                                                                      94,130                   285,548
                                                                   =========                 =========

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)



14   CREDITORS: amounts falling due after more than one year

                                                                       1996                     1995
                                                                   IR POUND                 IR POUND
     Bank loans (Note 15)                                           690,974                  740,119
     Obligations under finance leases (Note 16)                     177,327                  136,494
     Obligations under licence agreements                           130,000                        -
                                                                    -------                  -------

                                                                    998,301                  876,613
                                                                    =======                  =======



15   DETAILS OF BORROWINGS

     Maturity analysis               Within          Between          Between         After
                                        one         one and          two and           five
                                       year       two years       five years          years           Total
     Repayable other than
     by instalments:
     Bank overdrafts                424,232               -                -              -         424,232

     Repayable by instalments:
     Bank loans                      65,969          65,969           521,673       103,332         756,943
                                    -------          ------           -------       -------       ---------

     AT END OF YEAR                 490,201          65,969           521,673       103,332       1,181,175
                                    =======          ======           =======       =======       =========

     Bank loans are secured by specific liens and other general liens over the Group's fixed and current assets.

     Details of the Group's bank loans are as follows:

     (i)   Bank of Ireland Term Loan
           At 31 December 1996, the Group had borrowings of IR POUND 261,545 (1995: IR POUND 287,301) arranged through a term loan with Bank of Ireland. The loan which is denominated in sterling and amounted to STG POUND 260,000 is repayable in annual installments through 2003. The loan bears interest at LIBOR plus 2.5%.

     (ii)  ICC Bank Section 84 Loan
           At 31 December 1996, the Group had Section 84 borrowings with ICC Bank amounting to IR POUND 323,862 (1995: IR POUND
           323,765). This amount is repayable in one payment prior to 31 December 1999. This loan amounted to IR POUND 400,000 when drawn down. Interest on the loan accrues at a discounted rate which depends on DIBOR and the Group's profitability.

     (iii) ICC Bank Term Loan
           At 31 December 1996, the Group had borrowings of IR POUND 171,633 (1995: IR POUND 192,462) arranged through a term loan with ICC Bank. The loan amounted to STG POUND 250,000 when drawn down and is repayable in quarterly installments through January 1997. The loan bears interest at LIBOR plus 3%.

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)



16   MATURITY OF OBLIGATIONS UNDER FINANCE LEASES

                                                                       1996                   1995
                                                                   IR POUND               IR POUND
     Within one year                                                 90,073                 14,605
     In second to fifth year                                        197,305                229,311
                                                                    -------                -------

                                                                    287,378                243,916
     Less: Future finance charges                                   (33,949)               (24,346)
                                                                   --------                -------

                                                                    253,429                219,570
     Included in creditors:
      falling due within one year (Note 13)                         (76,102)               (83,076)
                                                                    -------                -------

     Falling due after one year (Note 14)                           177,327                136,494
                                                                    =======                =======


17   GOVERNMENT CAPITAL GRANTS DEFERRED

                                                                       1996                   1995
                                                                   IR POUND               IR POUND
     At 1 January                                                   921,199                880,822
     Grants receivable                                               (3,835)               134,483
     Amortised during year                                          (65,942)               (94,106)
                                                                    -------                -------

     At 31 December                                                 851,422                921,199
                                                                    =======                =======


     Details of contingencies arising from government grants received are set out in Note 23(c).

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)




18   PROVISION FOR LIABILITIES AND CHARGES

                                                                       1996                  1995
                                                                   IR POUND              IR POUND
     DEFERRED TAXATION
     At 1 January                                                   163,280               201,280
     Released during the year (Note 7)                                    -               (38,000)
                                                                    -------               -------

     At 31 December                                                 163,280               163,280
                                                                    =======               =======

     The full potential liability for deferred taxation in respect of timing differences relating to tangible and intangible fixed assets was provided against at 31 December 1995 and 1996.


19   SHARE CAPITAL

                                                                       1996                      1995
                                                                   IR POUND                  IR POUND
     AUTHORISED:
     1,200,000 ordinary shares of 25p each                          300,000                   300,000
                                                                    =======                   =======

     450,000 6.5% cumulative redeemable
     preference shares of IR POUND 1 each                           450,000                   450,000
                                                                    =======                   =======

     600,000 3% cumulative redeemable
     preference shares of IR POUND 1 each                           600,000                         -
                                                                    =======                   =======

     ALLOTTED, CALLED UP AND FULLY PAID:
     620,000 ordinary shares of 25p each                            155,000                   155,000

     450,000 6.5% cumulative redeemable
       preference shares of IR POUND 1 each                         450,000                   450,000

     300,000 3% cumulative redeemable
       preference shares of pound sterling 1 each                   300,000                         -
                                                                    =======                   =======

                                                                    905,000                   605,000
                                                                    =======                   =======

     The 6.5% cumulative redeemable preference shares may be redeemed by the Company at any time. The holders may request redemption of the shares at any time after 2 October 1998. The redemption price is calculated as the total amount paid up on the shares at the date of redemption plus any arrears of preferential dividend.

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)




19   SHARE CAPITAL (continued)

     The 3% cumulative redeemable preference shares were issued for cash at par on 31 October 1996 and may be redeemed by the Company as follows:

     DATE                                                 NO. OF SHARES

     31 October 2002                                            300,000

     The redemption price is calculated as the total amount paid up on the shares at the date of redemption plus any arrears of preferential dividend. The holders of these shares are entitled to receive dividends in priority to the payment of dividends to ordinary shareholders

     The holders of cumulative redeemable preference shares are entitled to receive dividends in priority to the payment of dividends to any other class of shares. In the event of a winding up, they have the right to the repayment of capital and any accrued dividends in priority to any payments to other shareholders.


20   OTHER RESERVES

                                                                       1996                 1995
                                                                   IR POUND             IR POUND
     At 1 January                                                 1,200,000            1,200,000
     Transfer from revenue reserve                                  300,000                    -
                                                                  ---------            ---------

     At 31 December                                               1,500,000            1,200,000
                                                                  =========            =========

     In accordance with the terms of an agreement with Forbairt, an Irish Government industrial development agency, the Group was required to transfer IR POUND 300,000 to a non distributable capital reserve being the equivalent of the amount of equity received from Forbairt.

     Under the agreement the Company is precluded from distributing this reserve for the duration of the agreement. The agreement expires in April 2004.


21   RECONCILIATION OF CONSOLIDATED SHAREHOLDERS' FUNDS AND RESERVE MOVEMENTS

                                                                       1996                   1995
                                                                   IR POUND               IR POUND
(A)  CONSOLIDATED SHAREHOLDERS' FUNDS
     Shareholders' funds at beginning of year                     5,412,774              4,516,572
     Total reserve movements (Note 21(b))                           218,377                896,202
                                                                  ---------              ---------

     Shareholders' funds at the end of year                       5,631,151              5,412,774
                                                                  =========              =========

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)



21 RECONCILIATION OF CONSOLIDATED SHAREHOLDERS' FUNDS AND RESERVE MOVEMENTS (continued)

(B)  RESERVE MOVEMENTS

                                                                         CAPITAL                                          SHARE
                                            CALLED UP                 REDEMPTION                  OTHER                 PREMIUM
                                        SHARE CAPITAL               RESERVE FUND                RESERVES                ACCOUNT
                                             IR POUND                   IR POUND                IR POUND               IR POUND
     DEALT WITH IN THE
       CONSOLIDATED PROFIT
       AND LOSS ACCOUNT:
     Retained loss for the
      financial year                                -                          -                       -                      -
     Foreign exchange
      adjustment                                    -                          -                       -                      -
     Transfer to undistributable
       reserves                                     -                          -                 300,000                      -
     New shares issued                        300,000                          -                       -                      -
                                              -------                    -------               ---------                 ------

     Total movements                          300,000                          -                 300,000                      -
     Reserves at beginning
       of year                                605,000                    145,000               1,200,000                 85,000
                                              -------                    -------               ---------                 ------

     Reserves at end of
      year                                    905,000                    145,000               1,500,000                 85,000
                                              =======                    =======               =========                 ======




                                     RETAINED PROFITS                 TOTAL
                                             IR POUND              IR POUND
     DEALT WITH IN THE
       CONSOLIDATED PROFIT
       AND LOSS ACCOUNT:
     Retained loss for the
      financial year                           (75,774)             (75,774)
     Foreign exchange
      adjustment                                (5,849)              (5,849)
     Transfer to undistributable
       reserves                               (300,000)                   -
     New shares issued                               -              300,000
                                              --------            ---------

     Total movements                          (381,623)             218,377
     Reserves at beginning
       of year                               3,377,774            5,412,774
                                             ---------            ---------

     Reserves at end of
      year                                   2,996,151            5,631,151
                                             =========            =========


22   RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING
     ACTIVITIES

                                                                       1996                  1995
                                                                   IR POUND              IR POUND
     Operating profit                                                69,754             1,153,942
     Depreciation                                                   474,143               498,984
     Amortisation/write off
       of development expenditure                                    86,100                45,600
     Amortisation of capital grants                                 (65,942)              (94,106)
     Foreign exchange (loss)/gain                                    (5,849)                5,405
     (Increase)/decrease in stocks                                 (241,042)               62,280
     Decrease in debtors                                            158,780               144,891
     (Decrease)/increase in creditors                              (179,579)              169,249
                                                                   --------             ---------

     Net cash inflow from operating activities                      296,365             1,986,245
                                                                   ========             =========

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)




22 RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES (continued)

     Analysis of changes in cash and cash equivalents as shown in the balance sheet:

                                                                                               CHANGE
                                                1996                       1995               IN YEAR
                                            IR POUND                   IR POUND              IR POUND
     Cash at bank and in hand                153,130                    634,865              (481,735)
     Bank overdraft                         (490,201)                  (420,831)              (69,370)
                                            --------                   --------              --------

                                            (337,071)                   214,034              (551,105)
                                            ========                   ========              ========


23   COMMITMENTS AND CONTINGENCIES

     (a)   CAPITAL COMMITMENTS

           Future capital expenditure approved by the directors but not provided for in these consolidated financial statements is as follows:

                                                                     1996                              1995
                                                             IR POUND 000                      IR POUND 000
           Contracted                                                   -                               136
           Authorised but not contracted                                -                                84
                                                                      ---                               ---

                                                                        -                               220
                                                                      ===                               ===


           OPERATING LEASE COMMITMENTS

           Annual commitments exist under non cancellable operating leases on motor vehicles as follows:

                                                               1996                              1995
                                                           IR POUND                          IR POUND
           Expiring:
           Within one year                                   53,424                            16,676
           Between two and five years                        47,129                            43,393
                                                            -------                            ------

                                                            100,553                            60,069
                                                            =======                            ======

           The total operating lease rentals for the year were IR POUND 75,337 (1995: IR POUND 86,763).

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)



23   COMMITMENTS AND CONTINGENCIES (continued)

     (b)   TREASURY COMMITMENTS

           The Group is committed to forward exchange contracts entered into for 1997 whereby the Group is obliged to sell approximately Stg POUND 500,000 and under separate contracts to buy US$800,000 in exchange for Irish pound amounts. The unrealised loss on these instruments of December 31, 1996 was IR POUND 44,664 which has been deferred in accordance with the Group's accounting policies.

           During 1995 the Group entered into an interest rate swap in respect of the ICC Bank Term Loan (Note 15), whereby the Group is committed to pay fixed interest on a principal of Stg POUND 180,000. This contract matures in May 1997.

     (c)   CONTINGENCIES

           Under the terms of agreements entered into with Forbairt, an Irish Government industrial development agency, a liability would arise to repay grants totalling approximately IR POUND 400,000 if certain events occur including the cessation of trade or the appointment of a liquidator.

           The Group is engaged in litigation arising in the ordinary course of business. Management does not believe that any such litigation will individually or in the aggregate have a material adverse effect on the financial position of the Group.

24   PENSIONS

     The Group operates three pension schemes the assets of which are vested in independent trustees for the benefit of employees and dependents.

     Employees of the Group participate in a contributory defined benefit scheme which is operated by the Group's parent, the Cross Group. Pension costs are assessed in accordance with the advice of a professionally qualified actuary. The most recent actuarial valuation carried out in 1995 indicated that the scheme was adequately funded on a discontinuance basis and that at that date the funding rate of 17% of pensionable salaries, if maintained, would result in the final salary funding level reaching 100% in approximately 12 years.

     The principal actuarial assumptions in calculating the funding rate are:

     (a)   Pensionable salaries increase by 7% per annum
     (b)   The funding will earn an investment yield of 8% per annum
     (c)   At retirement pensions will be purchased at a yield of 8% per annum

     The method of funding used is the Projected Unit method. The actuarial valuation is available for public inspection.

     The pension charge for the year amounted to IR POUND 82,000
     (1995: IR POUND 80,800).

     Separate arrangements which are operated for a limited number of executives are defined benefit schemes. The charge for the year was IR POUND 33,000 (1995: IR POUND 30,600).

     The most recent actuarial valuation of this scheme was carried out at 1 January 1997 and indicated that the scheme assets at that date were sufficient to cover 86% of the liabilities arising in the event of discontinuance of the scheme. Payment of the recommended funding rate of 44% of pensionable salaries will increase this figure to 100% over time.

     The principal actuarial assumptions in calculating the funding rate are:

     (a)   Pensionable salaries increase by 6% per annum
     (b)   The funding will earn an investment yield of 8% per annum
     (c)   At retirement, pensions will be purchased at a yield of 7% per annum

     The method of funding used is the Aggregate method. The actuarial valuation is available for inspection to the members of the scheme.

     The third scheme, which commenced in 1996, is a defined contribution scheme for plant employees and pension costs are charged, as incurred, during the year. The charge for the year was IR POUND 34,789
     (1995: IR POUND Nil).

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)



     The pension provision included in the balance sheet at 31 December 1996 amounted to IR POUND 8,000 (1995: IR POUND 3,000).

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)




25   RELATED PARTY TRANSACTIONS

     The company's ultimate parent undertaking is The Cross Group, a company incorporated in the Republic of Ireland. The largest and smallest group in which the results of the Company and its subsidiary undertakings are consolidated is that headed by The Cross Group.


                                                                       1996                         1995
                                                                   IR POUND                     IR POUND
     Charges made by The Cross Group                                365,000                      336,000
                                                                    =======                      =======


     These charges represent an allocation of the cost of central services including management, legal, company secretarial services and the provision of office accommodation and may not be indicative of the cost of obtaining these services from a third party.

     At 31 December 1996 the Group was owed IR POUND 167,175 (1995: IR
     POUND 60,000) from The Cross Group and owed IR POUND 72,425 (1995: IR POUND 39,897) to The Cross Group which arose from transactions within the Cross Group. No interest is charged in respect of amounts due to or from The Cross Group.


26   COMPARATIVE AMOUNTS

     Comparative amounts have been restated, where necessary, on the same basis as those for the current year.


27   SUBSEQUENT EVENT

     On 1 September 1997 the whole of the issued share capital of Clonmel Healthcare Limited was acquired by Fuisz Technologies Limited.

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)




28 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN IRISH AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

(a)  SIGNIFICANT DIFFERENCES

     The financial statements of Clonmel Healthcare Limited are prepared in accordance with generally accepted accounting principles ("GAAP") applicable in Ireland which differ significantly in certain respects from those generally accepted in the United States. This summary should not be taken as a complete list of all differences between Irish GAAP and US GAAP. The significant differences between Irish GAAP and US GAAP which affect the Company's net loss and shareholders' funds are set out below:

     (i)     PRODUCT DEVELOPMENT COSTS

             Under Irish GAAP, Clonmel Healthcare Limited capitalises product development costs as an intangible asset and amortises this asset by reference to the estimated life of the products or the period of the contracts to which the expenditure relates. Under US GAAP, as set out in Statement of Financial Accounting Standards (SFAS) No. 68 "Research and Development Arrangements," such product development costs may not be capitalised and should be charged to expenses as incurred.

     (ii)    FORWARD EXCHANGE CONTRACTS

             Certain outstanding foreign currency forward exchange contracts which hedge anticipated future transactions and qualify for hedge accounting treatment under Irish GAAP would not qualify as hedges under US GAAP. Under US GAAP such contracts should be recorded at fair value at each balance sheet date based on the forward rates of exchange ruling at that date and the corresponding unrealised gain or loss would be included in the determination of net income.

     (iii)   INVESTMENTS IN MARKETABLE SECURITIES

             Under Irish GAAP the Company's investments in financial fixed assets are carried at the lower of cost and net realisable value. Under US GAAP these marketable securities have been classified as "available for sale", and accordingly, the unrealised appreciation has been recorded as a direct adjustment to shareholders' equity.

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)



     (iv)    PREFERENCE SHARES

             Under Irish GAAP Redeemable Preference Shares are included in shareholders' funds and dividends paid or proposed on such shares are shown as an appropriation of profit. Under US GAAP, Preference Shares, which have a mandatory redemption date may not be included in shareholders' equity and are instead classified outside of shareholders' equity.

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)



28 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN IRISH AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

(b)  NET LOSS  UNDER US GAAP

                                                                               YEAR ENDED
                                                                              31 DECEMBER
                                                                                     1996
                                                                                 IR POUND
     NET LOSS AS REPORTED IN THE
      CONSOLIDATED PROFIT AND LOSS ACCOUNT
      IN ACCORDANCE WITH IRISH GAAP                                               (45,024)

     ADJUSTMENTS:

     Product development costs                                                    (33,100)

     Unrealised (loss) on
      forward exchange contracts                                                  (52,661)

     Tax effect of above adjustments                                               10,291
                                                                                 --------

     NET LOSS IN ACCORDANCE
      WITH US GAAP                                                               (120,494)
                                                                                 ========

(c)  SHAREHOLDERS' EQUITY
                                                                               YEAR ENDED
                                                                              31 DECEMBER
                                                                                     1996
                                                                                 IR POUND
     SHAREHOLDERS' FUNDS AS REPORTED
      IN THE  CONSOLIDATED BALANCE
      SHEET IN ACCORDANCE WITH IRISH GAAP                                       5,631,151
     ADJUSTMENTS:

     Non-equity preference shares                                                (750,000)

     Product development costs                                                   (103,500)

     Unrealised loss on forward exchange contracts                                (44,664)

     Unrealised gain on marketable securities                                      66,362

     Tax effect of above adjustments                                               17,780
                                                                                ---------

     SHAREHOLDERS' EQUITY AS ADJUSTED
      TO ACCORD WITH US GAAP                                                    4,817,129
                                                                                =========

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)




28 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN IRISH AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

(d)  CASH FLOWS

     In accordance with Irish GAAP, the Company complies with Financial Reporting Standard No. 1 - "Cash flow statements" (FRS 1). Its objective and principles are similar to those set out in SFAS No. 95 "Statement of Cash Flows". The principal difference between the standards is in respect of classification. Under FRS 1, the Company presents its cash flows for
     (a) operating activities; (b) returns on investments and servicing of finance; (c) taxation; (d) capital expenditure; (e) acquisitions and disposals; and (f) financing activities. SFAS No. 95 requires only three categories of cash flow activity (a) operating activities; (b) investing activities; and (c) financing activities.

     Cash flows arising from taxation and returns on investments and servicing of finance under FRS 1 would be included as operating activities under SFAS No .95. In addition, under FRS 1, cash and cash equivalents include short term borrowings repayable on demand. SFAS No. 95 requires movements in such borrowings to be included in financing activities. SFAS No. 95 also requires that assets acquired under finance lease be treated as non-cash transactions.


     A summarised consolidated cash flow under US GAAP is as follows:

                                                                 YEAR ENDED
                                                                31 DECEMBER
                                                                       1996
                                                                   IR POUND
     Cash (outflow) from operating activities                       (91,014)

     Cash (outflow) from investing activities                      (605,158)

     Cash inflow from financing activities                          214,437
                                                                   --------

     (Decrease) in cash and cash equivalents                       (481,735)

     Cash and cash equivalents at beginning of year                 634,865
                                                                   --------

     Cash and cash equivalents at end of year                       153,130
                                                                   ========

Clonmel Healthcare Limited and subsidiaries
31 December 1996 and 1995
Notes   (continued)



28 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN IRISH AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONTINUED)

     The following table reconciles cash and cash equivalents as presented under US GAAP with cash and cash equivalents as presented under Irish
     GAAP:

                                                                 YEAR ENDED
                                                                31 DECEMBER
                                                                       1996
                                                                   IR POUND
     Cash and cash equivalents under US GAAP                        153,130

     Bank overdraft                                                (490,201)
                                                                   --------


     Cash and cash equivalents under Irish GAAP                    (337,071)
                                                                   ========

                          Clonmel Healthcare Limited
                          and subsidiaries

                          Unaudited Consolidated financial statements

                          SIX MONTH PERIOD ENDED 30 JUNE 1997 AND 1996

Clonmel Healthcare Limited and Subsidiaries

Unaudited consolidated profit and loss accounts for the six month periods ended 30 June 1997 and 30 June 1996




                                                                     UNAUDITED                       Unaudited
                                                                     ---------                       ---------
                                                                     SIX MONTH                       Six month
                                                                  PERIOD ENDED                    period ended
                                                                       30 JUNE                         30 June
                                                                          1997                            1996
                                                   Notes              IR POUND                        IR POUND
TURNOVER - CONTINUING OPERATIONS                    2               7,048,256                       6,430,757
Cost of sales                                                      (4,930,471)                     (4,147,890)
                                                               ---------------                 ---------------

GROSS PROFIT                                                        2,117,785                       2,282,867

Other operating expenses (net)                      3              (2,275,991)                     (2,011,472)
                                                               ---------------                 ---------------

OPERATING (LOSS)/PROFIT - CONTINUING OPERATIONS                      (158,206)                        271,395

Deposit interest receivable                                             3,910                           2,413
Interest payable and similar charges                4                 (81,357)                        (78,369)
                                                               ---------------                 ---------------
(LOSS)/PROFIT  ON ORDINARY ACTIVITIES
 BEFORE TAXATION                                    5                (235,653)                        195,439
Tax on (loss)/profit on ordinary activities         7                 (19,946)                        (24,430)
                                                               ---------------                 ---------------

(LOSS)/PROFIT FOR THE FINANCIAL PERIOD                               (255,599)                        171,009

Dividend paid on non-equity shares                                    (19,305)                        (14,618)
                                                               ---------------                 ---------------

RETAINED (LOSS)/PROFIT FOR THE FINANCIAL PERIOD                      (274,904)                        156,391

Foreign currency translation adjustment                               (10,234)                           (439)

RETAINED PROFIT AT BEGINNING OF PERIOD                              2,996,151                       3,377,774
                                                              ----------------               -----------------

RETAINED PROFIT AT END OF PERIOD                                     2,711,013                      3,533,726
                                                              ================                ================

There were no gains or losses in the financial period or the comparative financial period other than those dealt with in the profit and loss account.

See notes to unaudited consolidated financial statements.

Clonmel Healthcare Limited and Subsidiaries

Unaudited consolidated balance sheets
at 30 June 1997 and 30 June 1996




                                                            UNAUDITED                                  UNAUDITED
                                           --------------------------------------------  --------------------------------------
                                                          30 JUNE 1997                               30 June 1996
                                         Notes              IR POUND                                   IR POUND
FIXED ASSETS
Intangible assets                           8
- Licence and intellectual property costs               433,000                                         -
- Deferred product development costs                     90,900                                    47,600
                                                     ----------                                ----------
                                                                               523,900                                   47,600
Tangible assets                             9                                4,149,260                                4,192,172
Financial fixed assets                     10                                   75,994                                   53,960
                                                                            ----------                               ----------

                                                                             4,749,154                                4,293,732
CURRENT ASSETS
Stocks                                     11         2,393,932                                 2,015,347
Debtors                                    12         4,280,251                                 4,054,406
Cash at bank and in hand                                475,170                                   355,435
                                                     ----------                                ----------
                                                      7,149,353                                 6,425,188

CREDITORS: amounts falling due
  within one year                          13        (4,667,303)                               (3,302,691)
                                                     ----------                                ----------
NET CURRENT ASSETS                                                           2,482,050                                3,122,497
                                                                            ----------                               ----------

TOTAL ASSETS LESS CURRENT LIABILITIES                                        7,231,204                                7,416,229

CREDITORS: amounts falling due after
  more than one year                       14                                 (896,889)                                (806,824)

GOVERNMENT GRANTS DEFERRED                 17                                 (825,022)                                (877,399)

PROVISION FOR LIABILITIES AND CHARGES      18                                 (163,280)                                (163,280)
                                                                            ----------                               ----------
NET ASSETS                                                                   5,346,013                                5,568,726
                                                                            ==========                               ==========
CAPITAL AND RESERVES
Called up share capital                    19                                  905,000                                  605,000
Share premium account                                                           85,000                                   85,000
Other reserves                             20                                1,500,000                                1,200,000
Retained profit                                                              2,711,013                                3,533,726
Capital redemption reserve fund                                                145,000                                  145,000
                                                                            ----------                               ----------
SHAREHOLDERS' FUNDS
  - Equity                                             4,596,013                                5,118,726
  - Non-equity                                           750,000                                  450,000
                                                       ---------                                ---------
TOTAL SHAREHOLDERS' FUNDS                  21                                5,346,013                                5,568,726
                                                                             =========                                =========

See notes to unaudited consolidated financial statements.

Clonmel Healthcare Limited and Subsidiaries

Unaudited consolidated cash flow statements for the six month periods ended 30 June 1997 and 30 June 1996



                                                                    UNAUDITED                                 UNAUDITED
                                                          ----------------------------               --------------------------
                                                                    SIX MONTH                                 Six month
                                                                  PERIOD ENDED                              period ended
                                                                     30 JUNE                                   30 June
                                                                       1997                                      1996
                                                                 IR                 IR                     IR              IR
                                                Notes         POUND              POUND                  POUND            POUND
CASH INFLOW FROM OPERATING ACTIVITIES            22                           620,954                                  504,009

RETURNS ON INVESTMENTS AND
  SERVICING OF FINANCE
Interest received                                             3,910                                     2,413
Interest paid                                               (76,488)                                  (71,128)
Interest element of finance
lease payments                                               (4,869)                                   (7,241)
Dividends paid on non-equity shares                         (19,305)                                  (14,618)
                                                          ---------                                 ---------
NET CASH OUTFLOW FROM RETURNS ON INVESTMENTS
  AND SERVICING OF FINANCE                                                    (96,752)                                 (90,574)

TAXATION
Corporation tax paid                                                                -                                 (165,931)

INVESTING ACTIVITIES
Purchase of tangible assets                                (173,720)                                 (298,584)
Purchase of investments                                     (22,034)                                        -
                                                          ---------                                 ---------
CASH OUTFLOW FROM INVESTING ACTIVITIES                                       (195,754)                                (298,584)
                                                                            ---------                                ---------

NET CASH INFLOW/(OUTFLOW) BEFORE FINANCING                                    328,448                                  (51,080)

FINANCING
Repayment of bank loans                                     (43,954)                                  (49,667)
Capital element of finance lease payments                   (41,461)                                  (36,616)
                                                          ---------                                 ---------
CASH (OUTFLOW) FROM FINANCING                                                (85,415)                                 (86,283)
                                                                            ---------                                ---------
INCREASE/(DECREASE) IN CASH
  AND CASH EQUIVALENTS                           22                           243,033                                 (137,363)
                                                                            =========                                =========

See notes to unaudited consolidated financial statements.

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements



1    SIGNIFICANT ACCOUNTING POLICIES

     The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the consolidated unaudited financial statements.

     UNAUDITED GROUP FINANCIAL STATEMENTS

     The unaudited consolidated financial statements include the results of Clonmel Healthcare Limited and its subsidiaries (the "Group" or the "Company"), up to 30 June 1997 and 30 June 1996. The Company is a wholly owned subsidiary of The Cross Group, the principal activities of which are the manufacture and distribution of veterinary pharmaceutical products (see note 26). The subsidiaries' results have been incorporated into the consolidated unaudited financial statements using the average rate of exchange. The Group's net investment in subsidiaries is translated using the closing rate of exchange.

     BASIS OF PREPARATION

     The unaudited financial statements have been prepared in accordance with generally accepted accounting principles ('GAAP') in Ireland under the historical cost convention and comply with financial reporting standards of the Accounting Standards Board, as promulgated by the Institute of Chartered Accountants in Ireland. Note 27 sets out a summary of significant differences between Irish and United States GAAP as applicable to the Group.

     TURNOVER

     Turnover represents the invoiced value of goods sold during the period (exclusive of value added tax) to third parties, after deduction of rebates, allowances and external commissions.

     DEPRECIATION

     Depreciation is calculated to write off the original cost of assets over their useful lives on a straight line basis at the following annual rates:

     Long leasehold land                                    Nil
     Long leasehold buildings                               2.5%
     Plant and machinery                                    12.5%
     Office equipment                                       12.5%

     FINANCIAL FIXED ASSETS

     Financial fixed assets are shown at cost less provisions for any permanent diminution in value.

     STOCKS

     Stocks are valued at the lower of cost and net realisable value on a first-in, first-out basis. Cost in the case of raw materials comprises purchase price including duties and freight less trade discounts and rebates. Cost in the case of work-in-progress and finished goods includes cost of raw material and labour together with an appropriate proportion of production overheads.

     DERIVATIVES

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




     The Group does not enter into any transactions involving financial instruments, including derivatives, for speculative purposes. Gains and losses on derivative financial instruments are recognised along with the effects of the related transactions in the profit and loss account when realised as an offset to the related income or expense .

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements



1    SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)
     GOVERNMENT GRANTS

     Capital grants
     Capital grants are shown as deferred income and credited to the profit and loss account in equal annual instalments over the anticipated lives of the relevant fixed assets.

     Revenue grants
     Training grants and product and process development grants are credited to the profit and loss account in the period in which the expenditure to which they relate is incurred.

     FOREIGN CURRENCIES

     Monetary assets and liabilities denominated in foreign currencies are translated at the rate ruling at the balance sheet date. Gains or losses on exchange are dealt with in the profit and loss account.

     LEASED ASSETS

     Expenditure on operating leases is charged to the profit and loss account on a straight line basis over the lease period. Assets held under finance leases are capitalised in the balance sheet and are depreciated on a straight line basis over their useful lives. The interest element of the leasing obligation is charged to the profit and loss account over the period of the lease in proportion to the balances outstanding.

     RESEARCH AND DEVELOPMENT

     Development expenditure incurred in bringing specific products or projects to the stage prior to commercial production is deferred where the directors are satisfied as to its future recoverability. The expenditure is thereafter amortised over the estimated life of the product or the period of the contract to which the expenditure relates. Accordingly the unamortised balance is not considered to be a reduction of distributable profits.

     LICENCE AGREEMENTS AND INTELLECTUAL PROPERTY

     Initial payments under various product related licence agreements and payments for the purchase of intellectual property are capitalised as an intangible fixed asset and are amortised on a straight line basis over the expected useful lives (currently estimated at 5 years) of the assets concerned.

     TAXATION

     The charge for taxation is based on the results for the period.

     Full provision for deferred taxation is made in respect of the tax effect of all timing differences likely to arise in the forseeable future.

     PENSIONS

     Certain employees of the Company participate in the defined benefit pension scheme of its parent,

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements



     The Cross Group. The Company makes contributions to this defined benefit pension scheme which is funded on an annual premium method basis. Annual contributions are charged to the profit and loss account as incurred. Pension costs are determined by an actuary by reference to a funding plan and funding assumptions. The regular pension cost is expressed as a substantially level proportion of current and expected future pensionable payroll. The Company also operates a defined contribution scheme, the costs of which are charged to the profit and loss account as they arise.

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




2    TURNOVER

                                                                  UNAUDITED        Unaudited
                                                                  ---------        ---------
                                                                  SIX MONTH        Six month
                                                               PERIOD ENDED     period ended
                                                                   30 JUNE           30 June
                                                                       1997             1996
     The analysis of turnover by                                   IR POUND         IR POUND
     geographical area is as follows:
     Ireland                                                      3,193,677        2,903,131
     Export                                                       3,854,579        3,527,626
                                                                 ----------       ----------

                                                                  7,048,256        6,430,757
                                                                 ----------       ==========

   All turnover derives from manufacture and distribution of pharmaceutical products.


3    OTHER OPERATING EXPENSES (NET)

                                                                  UNAUDITED        Unaudited
                                                                  ---------        ---------
                                                                  SIX MONTH        Six month
                                                               PERIOD ENDED     period ended
                                                                   30 JUNE           30 June
                                                                       1997             1996
                                                                   IR POUND         IR POUND
     Distribution costs                                             948,187          994,135
     Administrative expenses - other                                941,473          516,725
     Research and development expenses                              412,731          544,412
                                                                 ----------       ----------

                                                                  2,302,391        2,055,272
     Other operating income                                         (26,400)         (43,800)
                                                                 ----------       ----------

                                                                  2,275,991        2,011,472
                                                                 ==========       ==========

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements



4    INTEREST PAYABLE AND SIMILAR CHARGES

                                                                  UNAUDITED        Unaudited
                                                                  ---------        ---------
                                                                  SIX MONTH        Six month
                                                               PERIOD ENDED     period ended
                                                                    30 JUNE          30 June
                                                                       1997             1996
                                                                   IR POUND         IR POUND
     Interest payable on bank loans, overdrafts and
       other loans wholly repayable within five years                57,781           46,846
     Interest payable on bank loans repayable
       after five years                                              18,707           24,282
     Lease and hire purchase charges                                  4,869            7,241
                                                                    -------          -------

                                                                     81,357           78,369
                                                                    =======          =======

5    OTHER INFORMATION

                                                                  UNAUDITED        Unaudited
                                                                  ---------        ---------
                                                                  SIX MONTH        Six month
                                                               PERIOD ENDED     period ended
                                                                   30 JUNE           30 June
                                                                       1997             1996
                                                                   IR POUND         IR POUND
     Auditors' remuneration                                          12,000           12,000

     Directors' emoluments
       Fees                                                               -                -

     Other emoluments including
      pension contributions                                          46,030           47,940

     Government capital grants released                              26,400           43,800

     Depreciation of tangible fixed assets                          274,058          289,183

     Amortisation of intangible fixed assets                         53,100           22,800

     Operating lease rentals                                         41,614           40,436
                                                                    =======          =======

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




6    STAFF MEMBERS AND COSTS

     The average number of employees (including executive directors) during the period, analysed by category, was as follows:

                                                                  UNAUDITED        Unaudited
                                                                  ---------        ---------
                                                                  SIX MONTH        Six month
                                                               PERIOD ENDED     period ended
                                                                    30 JUNE          30 June
                                                                       1997             1996
                                                                     NUMBER           Number
     Production                                                         110              122
     Distribution                                                         8                8
     Sales                                                               23               23
     Research and development                                            20               20
     Administration                                                      11               13
                                                                       ----             ----

                                                                        172              186
                                                                       ====             ====

     The aggregate payroll costs of these
       employees were as follows:
                                                                         IR               IR
                                                                      POUND            POUND
     Wages and salaries                                           1,406,427        1,440,066
     Social welfare costs                                           135,083          146,375
     Other pension costs                                             84,320           76,115
                                                                 ----------       ----------

                                                                  1,625,830        1,662,556
                                                                 ==========       ==========


7    TAX ON (LOSS)/PROFIT ON ORDINARY ACTIVITIES

                                                                  UNAUDITED        Unaudited
                                                                  ---------        ---------
                                                                  SIX MONTH        Six month
                                                               PERIOD ENDED     period ended
                                                                    30 JUNE          30 June
                                                                       1997             1996
                                                                   IR POUND         IR POUND
     Corporation tax                                                 19,946           24,430
     Deferred taxation (Note 18)                                          -                -
                                                                     ------           ------
                                                                     19,946           24,430
                                                                     ======           ======

     Corporation tax is calculated on the results for the period, and is reduced by manufacturing relief and capital allowances.

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




8    INTANGIBLE FIXED ASSETS

                                                         Licence     Deferred product
                                         & intellectual property          development
                                                           costs                costs              Total
                                               IR POUND    IR POUND  IR POUND
     COST
     At beginning of period                              514,000              962,297          1,476,297
     Expenditure  in period                                    -                    -                  -
                                                        --------             --------         ----------

     AT END OF PERIOD                                    514,000              962,297          1,476,297
                                                        --------             --------         ----------

     AMORTISATION
     At beginning of period                               40,500              858,797            899,297
     Charged in period                                    40,500               12,600             53,100
                                                        --------             --------         ----------

     AT END OF PERIOD                                     81,000              871,397            952,397
                                                        --------             --------         ----------

     NET BOOK VALUE:

     AT 30 JUNE 1997                                     433,000               90,900            523,900
                                                        ========             ========         ==========

     At 30 June 1996                                           -               47,600             47,600
                                                        ========             ========         ==========


     Grants received in respect of expenditure incurred to date totalling IR POUND 581,177 have been credited against deferred product development costs (see note 23 (e)).

     The basis of deferral of expenditure is stated in note 1. Research and development costs amounting to IR POUND 412,731 (1996: IR POUND 544,412) incurred during the period have been expensed.

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements



9    TANGIBLE FIXED ASSETS




                                            MAIN PLANT                           ANTIBIOTIC UNIT
                                LONG           PLANT,
                           LEASEHOLD        MACHINERY                                                       30 JUNE         30 JUNE
                            LAND AND        AND MOTOR          LEASED                        PLANT &           1997            1996
                           BUILDINGS         VEHICLES       EQUIPMENT        BUILDINGS     MACHINERY          TOTAL           TOTAL
                            IR POUND         IR POUND        IR POUND         IR POUND      IR POUND       IR POUND        IR POUND
COST
At beginning of period     1,725,350        2,460,378         763,796        1,375,886     1,384,766      7,710,176       7,169,206
Additions                     80,334           92,405               -                -           981        173,720         298,584

                           ---------        ---------         -------        ---------       -------      ---------       ---------

AT END OF PERIOD           1,805,684        2,552,783         763,796        1,375,886     1,385,747      7,883,896       7,467,790

                           ---------        ---------         -------        ---------       -------      ---------       ---------
DEPRECIATION
At beginning of period       389,092        1,317,119         505,586          195,512     1,053,269      3,460,578       2,986,435
Charged during period         22,199          132,999          41,460           21,600        55,800        274,058         289,183

                           ---------        ---------         -------        ---------       -------      ---------       ---------

AT END OF PERIOD             411,291        1,450,118         547,046          217,112     1,109,069      3,734,636       3,275,618

                           ---------        ---------         -------        ---------       -------      ---------       ---------

NET BOOK VALUE:
AT 30 JUNE 1997            1,394,393        1,102,665         216,750        1,158,774       276,678      4,149,260

                           =========        =========         =======        =========       =======      =========       =========

At 30 June 1996            1,348,082        1,148,312         187,736        1,186,889       321,153                      4,192,172

                           =========        =========         =======        =========       =======                      =========

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements



10   FINANCIAL FIXED ASSETS
                                                                                        UNAUDITED               Unaudited
                                                                                        ---------               ---------
                                                                                     30 JUNE 1997            30 June 1996
                                                                                         IR POUND                IR POUND
     (a)   INVESTMENTS - AT COST
           Other investments                                                               75,994                  53,960
                                                                                           ======                  ======
           ANALYSED AS FOLLOWS:
                                                                                          30 JUNE                 30 June
                                                                                             1997                    1996
                                                                                         IR POUND                IR POUND
           Quoted                                                                          75,724                  53,690
           Unquoted                                                                           270                     270
                                                                                          -------                 -------

                                                                                           75,994                  53,960
                                                                                          =======                 =======

           In the opinion of the directors the market value of the investments is not less than the amount at which they are stated.

     (b)   SUBSIDIARIES

           Subsidiary undertakings of the Company are as follows:

           SUBSIDIARIES                          % HOLDING           INCORPORATED              ACTIVITY
           Crosspharma Limited                        100%                   N.I.          Distribution
           Pharmacare (Ireland) Limited               100%                Ireland           Non-trading
           Clonmel (UK) Limited                       100%                   U.K.           Non-trading
           Clonmel Chemicals Inc.                     100%                 U.S.A.           Non-trading
           Clonmel Pharma KFT                          70%                Hungary           Non-trading



11   STOCKS

                                                                          UNAUDITED                   Unaudited
                                                                          ---------                   ---------
                                                                       30 JUNE 1997                30 June 1996
                                                                           IR POUND                    IR POUND
     Held at period end                                                   2,393,932                   2,015,347
                                                                          =========                   =========

     There are no material differences between the replacement cost of stocks and the consolidated balance sheet amounts.

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements



12   DEBTORS

                                                                          UNAUDITED                   Unaudited
                                                                          ---------                   ---------
                                                                       30 JUNE 1997                30 June 1996
                                                                           IR POUND                    IR POUND
     Trade debtors                                                        3,068,623                   3,127,102
     Amounts owed by Cross Group companies                                  142,808                     168,391
     Other debtors                                                          173,565                      95,989
     Prepayments and accrued income                                         895,255                     662,924
                                                                         ----------                  ----------

                                                                          4,280,251                   4,054,406
                                                                         ==========                  ==========

     Other debtors include VAT recoverable of IR POUND 76,713 (1996:IR POUND 71,876).


13   CREDITORS: amounts falling due within one year

                                                                          UNAUDITED                   Unaudited
                                                                          ---------                   ---------
                                                                       30 JUNE 1997                30 June 1996
                                                                           IR POUND                    IR POUND
     Bank loans and overdrafts
     (Secured - Note 15)                                                    572,155                     278,765
     Trade creditors                                                      1,726,133                   1,765,197
     Other creditors                                                      1,033,078                     505,248
     Amounts owed to Cross Group companies                                  157,987                     103,347
     Obligations under finance
     leases (Note 16)                                                        89,152                      66,591
     Accruals and deferred income                                         1,088,798                     583,543
                                                                         ----------                  ----------
                                                                          4,667,303                   3,302,691
                                                                         ==========                  ==========
     Tax and social welfare included in
       other creditors above:
     Corporation tax                                                         22,726                      24,430
     PAYE/PRSI                                                               76,958                      83,388
                                                                         ----------                  ----------
                                                                             99,684                     107,818
                                                                         ==========                  ==========

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements



14   CREDITORS: amounts falling due after more than one year

                                                                          UNAUDITED                   Unaudited
                                                                          ---------                   ---------
                                                                            30 JUNE                     30 June
                                                                               1997                        1996
                                                                           IR POUND                    IR POUND
     Bank loans (Note 15)                                                   644,073                     690,461
     Obligations under finance leases (Note 16)                             122,816                     116,363
     Obligations under licence agreements                                   130,000                           -
                                                                           --------                    --------

                                                                            896,889                     806,824
                                                                           ========                    ========


15   DETAILS OF BORROWINGS

     (i)   Maturity analysis           Within       Between          Between          After
           30 June 1997                   one       one and          two and           five
                                         year     two years       five years          years           Total
           Repayable other than
           by instalments
           Bank overdrafts            503,239             -                -              -         503,239

           Repayable by instalments
           Bank loans                  68,916        68,914           530,515        44,644         712,989
                                     --------       -------          --------       -------      ----------

           AT END OF PERIOD           572,155        68,914           530,515        44,644       1,216,228
                                     ========       =======          ========       =======      ==========

           Bank loans are secured by specific liens and other general liens over the Group's fixed and current assets.

     (ii)  Maturity analysis         Within         Between          Between          After
           30 June 1996                 one         one and          two and           five
                                       year       two years       five years          years           Total
           Repayable other than
           by instalments:
           Bank overdrafts          215,358               -                -              -         215,358

           Repayable by
             instalments:
           Bank loans                63,407          63,407           190,221       436,833         753,868
                                    -------          ------           -------       -------         -------

           AT END OF PERIOD         278,765          63,407           190,221       436,833         969,226
                                ============   =============    ==============    =========   =============

           Bank loans are secured by specific liens and other general liens over the Group's fixed and current assets.

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




15   DETAILS OF BORROWINGS

           Details of the Group's bank loans are as follows:

     (i)   Bank of Ireland Term Loan
           At 30 June 1997, the Group had borrowings of IR POUND 228,804 (1996: IR POUND 251,388) arranged through a term loan with Bank of Ireland. The loan which is denominated in Sterling and amounted to STG POUND 260,000 is repayable in annual installments through 2003. The loan bears interest at LIBOR plus 2.5%.

     (ii)  ICC Bank Section 84 Loan
           At 30 June 1997, the Group had Section 84 borrowings with ICC Bank amounting to IR POUND 323,862 (1996: IR POUND 323,765). This amount is repayable in one payment prior to 31 December 1999.
           This loan amounted to IR POUND 400,000 when drawndown. Interest on the loan accrues at a discounted rate which depends on DIBOR and the Group's profitability.

     (iii) ICC Bank  Term Loan
           At 30 June 1997, the Group had borrowings of IR POUND 160,420 (1996: IR POUND 178,715) arranged through a term loan with ICC Bank. The loan amounted to STG POUND 250,000 when drawndown and is repayable in quarterly installments through 30 January 1997.
           The loan bears interest at LIBOR plus 3%.


16   MATURITY OF OBLIGATIONS UNDER FINANCE LEASES

                                                              UNAUDITED                   Unaudited
                                                              ---------                   ---------
                                                                30 JUNE                     30 June
                                                                   1997                        1996
                                                               IR POUND                    IR POUND
     Within one year                                             90,073                      14,605
     In second to fifth year                                    146,584                     187,442
                                                              ---------                    --------
                                                                236,657                     202,047

     Less: Future finance charges                               (24,689)                    (19,093)
                                                              ---------                    --------
                                                                211,968                     182,954
     Included in creditors:
     Falling due within one year (Note 13)                      (89,152)                    (66,591)
                                                              ---------                    --------
     Falling due after one year (Note 14)                       122,816                     116,363
                                                              =========                    ========

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




17   GOVERNMENT CAPITAL GRANTS DEFERRED

                                                              UNAUDITED                   Unaudited
                                                              ---------                   ---------
                                                                30 JUNE                     30 June
                                                                   1997                        1996
                                                               IR POUND                    IR POUND
     At beginning of period                                     851,422                     921,199
     Amortised during period                                    (26,400)                    (43,800)
                                                               --------                    --------

     AT END OF PERIOD                                           825,022                     877,399
                                                               ========                    ========

    Details of contingencies arising from government grants received are set out in note 23(e).



18   PROVISION FOR LIABILITIES AND CHARGES

                                                              UNAUDITED                   Unaudited
                                                              ---------                   ---------
                                                                30 JUNE                     30 June
                                                                   1997                        1996
                                                               IR POUND                    IR POUND
     DEFERRED TAXATION
     At beginning of period                                     163,280                     163,280
     Charged during the period (Note 7)                               -                           -
                                                               --------                    --------

     AT END OF PERIOD                                           163,280                     163,280
                                                               ========                    ========

     The full potential liability for deferred taxation in respect of timing differences relating to tangible and intangible fixed assets was provided against at 30 June 1997 and 30 June 1996.

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




19   SHARE CAPITAL

                                                              UNAUDITED                   Unaudited
                                                              ---------                   ---------
                                                                30 JUNE                     30 June
                                                                   1997                        1996
                                                               IR POUND                    IR POUND
     AUTHORISED:
     1,200,000 ordinary shares of 25p each                      300,000                     300,000
                                                               ========                    ========

     450,000 6.5% cumulative redeemable
     preference shares of IR POUND 1 each                       450,000                     450,000
                                                               ========                    ========

     600,000 3% cumulative redeemable
     preference shares of IR POUND 1 each                       600,000                           -
                                                               ========                    ========

     ALLOTTED, CALLED UP AND FULLY PAID:
     620,000 ordinary shares of 25p each                        155,000                     155,000

     450,000 6.5% cumulative redeemable
       preference shares of IR POUND 1 each                     450,000                     450,000

     300,000 3% cumulative redeemable
       preference shares of IR POUND 1 each                     300,000                           -
                                                               --------                    --------

                                                                905,000                     605,000
                                                               ========                    ========

     The 6.5% cumulative redeemable preference shares may be redeemed by the company at any time. The holders may request redemption of the shares at any time after 2 October 1998. The redemption price is calculated as the total amount paid up on the shares at the date of redemption plus any arrears of preferential dividend.

     The 3% cumulative redeemable preference shares were issued for cash at par on 31 October 1996 and may be redeemed by the company as follows:

     DATE                                                     NO. OF SHARES
     31 October 2002                                            300,000

     The redemption price is calculated as the total amount paid up on the shares at the date of redemption plus any arrears of preferential dividend, declared or not. The holders of these shares are entitled to receive dividends in priority to the payment of dividends to ordinary shareholders

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




     The holders of cumulative redeemable preference shares are entitled to receive dividends in priority to the payment of dividends to any other class of shares. In the event of a winding up, they have the right to the repayment of capital and any accrued dividends in priority to any payments to other shareholders.

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




20   OTHER RESERVES
     GROUP AND COMPANY

                                                                 UNAUDITED                Unaudited
                                                                 ---------                ---------
                                                                   30 JUNE                  30 June
                                                                      1997                     1996
                                                                  IR POUND                 IR POUND
     At beginning and end of period                              1,500,000                1,200,000
                                                                 =========                =========




     In accordance with the terms of an agreement with Forbairt, an Irish Government industrial development agency, the Company was required to transfer IR POUND 300,000 to a non distributable capital reserve being the equivalent of the amount of equity received from Forbairt.

     Under the agreement the Company is precluded from distributing this reserve for the duration of the agreement. The agreement expires in April 2004.


21   RECONCILIATION OF CONSOLIDATED SHAREHOLDERS' FUNDS AND RESERVE MOVEMENTS

                                                                     UNAUDITED                     Unaudited
                                                                     ---------                     ---------
                                                                       30 JUNE                       30 June
                                                                          1997                          1996
                                                                      IR POUND                      IR POUND
(a)  CONSOLIDATED SHAREHOLDERS' FUNDS

     Shareholders' funds at beginning of period                      5,631,151                     5,412,774
     Total reserve movements (Note 21(b))                             (285,138)                      155,952
                                                                    ----------                    ----------

     Shareholders' funds at end of period                            5,346,013                     5,568,726
                                                                    ==========                    ==========

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements


21 RECONCILIATION OF CONSOLIDATED SHAREHOLDERS' FUNDS AND RESERVE MOVEMENTS (CONTINUED)

(b)  RESERVE MOVEMENTS

     (i)  Six months ended 30 June 1997

                                                   CAPITAL                             SHARE
                                CALLED UP       REDEMPTION            OTHER          PREMIUM
                            SHARE CAPITAL     RESERVE FUND         RESERVES          ACCOUNT   RETAINED PROFIT           TOTAL
                                 IR POUND         IR POUND         IR POUND         IR POUND          IR POUND        IR POUND

DEALT WITH IN THE
  CONSOLIDATED PROFIT
  AND LOSS ACCOUNT:
Retained loss for the
 financial period                       -                -                -                -         (274,904)       (274,904)
Foreign exchange
 adjustment                             -                -                -                -          (10,234)        (10,234)
                                 --------         --------       ----------          -------        ----------      ----------

Total movements                         -                -                -                -         (285,138)       (285,138)

Reserves at beginning
  of period                       905,000          145,000        1,500,000           85,000         2,996,151       5,631,151
                                 --------         --------       ----------          -------        ----------      ----------

Reserves at end of
 period                           905,000          145,000        1,500,000           85,000         2,711,013       5,346,013
                                 ========         ========       ==========          =======        ==========      ==========

     (ii)  Six months ended 30 June 1996

                                                CAPITAL                               SHARE
                            CALLED UP        REDEMPTION            OTHER            PREMIUM
                        SHARE CAPITAL      RESERVE FUND          RESERVES           ACCOUNT    RETAINED PROFIT             TOTAL
                    IR POUND IR POUND IR POUND IR POUND  IR POUND IR POUND
DEALT WITH IN THE
  CONSOLIDATED PROFIT
  AND LOSS ACCOUNT:
Retained profit for the
 financial period                   -                 -                 -                 -            156,391           156,391
Foreign exchange
 adjustment                         -                 -                 -                 -              (439)             (439)
                             --------          --------        ----------           -------         ----------        ----------
Total movements                     -                 -                 -                 -            155,952           155,952
Reserves at beginning
  of period                   605,000           145,000         1,200,000            85,000          3,377,774         5,412,774
                             --------          --------        ----------           -------         ----------        ----------
Reserves at end of
 period                       605,000           145,000         1,200,000            85,000          3,533,726         5,568,726

                              =======           =======         =========            ======          =========         =========

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements


22 RECONCILIATION OF OPERATING (LOSS)/PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                                  UNAUDITED                           Unaudited
                                                                  ---------                           ---------
                                                                  SIX MONTH                           Six month
                                                               PERIOD ENDED                        period ended
                                                                    30 JUNE                             30 June
                                                                       1997                                1996
                                                                   IR POUND                            IR POUND
     Operating (loss)/profit                                       (158,206)                            271,395
     Depreciation                                                   274,058                             289,183
     Amortisation of development expenditure                         53,100                              22,800
     Amortisation of capital grants                                 (26,400)                            (43,800)
     Foreign exchange (loss)                                        (10,234)                               (439)
     (Increase) in stocks                                          (507,637)                           (370,094)
     (Increase) in debtors                                         (497,056)                           (112,431)
     Increase in creditors                                        1,493,329                             447,395
                                                                 ----------                           ---------

     Net cash inflow from operating activities                      620,954                             504,009
                                                                 ==========                           =========

     Analysis of changes in cash and cash equivalents as shown in the balance sheet:

     SIX MONTHS ENDED 30 JUNE 1997:

                                                                  UNAUDITED
                                                                  ---------
                                                                    30 JUNE              31 December                     CHANGE
                                                                       1997                     1996                  IN PERIOD
                                                                   IR POUND                 IR POUND                   IR POUND
     Cash at bank and in hand                                       475,170                  153,130                    322,040
     Bank overdraft                                                (503,239)                (424,232)                   (79,007)
                                                                  ---------                ---------                   --------

     Cash and cash equivalents                                      (28,069)                (271,102)                   243,033
                                                                  =========                =========                   ========

     SIX MONTHS ENDED 30 JUNE 1996:

                                                                  UNAUDITED
                                                                  ---------
                                                                    30 JUNE              31 December                     CHANGE
                                                                       1996                     1995                  IN PERIOD
                                                                   IR POUND                 IR POUND                   IR POUND
     Cash at bank and in hand                                       355,435                  634,865                   (279,430)
     Bank overdraft                                                (215,358)                (357,425)                   142,067
                                                                   --------                 --------                   --------

     Cash and cash equivalents                                      140,077                  277,440                   (137,363)
                                                                   ========                 ========                   ========

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




23   COMMITMENTS AND CONTINGENCIES

     (a)   CAPITAL COMMITMENTS

           Future capital expenditure approved by the directors but not provided for in these consolidated financial statements is as follows:

                                                                  UNAUDITED                 Unaudited
                                                                  ---------                 ---------
                                                                    30 JUNE                   30 June
                                                                       1997                      1996
                                                               IR POUND 000              IR POUND 000
           Contracted                                                     -                         -
           Authorised but not contracted                                375                         -
                                                                       ----                       ---

                                                                        375                         -
                                                                       ====                       ===

     (b)   OPERATING LEASE COMMITMENTS

           Annual commitments exist under non cancellable operating leases on motor vehicles as follows:

                                                                  UNAUDITED                 Unaudited
                                                                  ---------                 ---------
                                                                    30 JUNE                   30 June
                                                                       1997                      1996
                                                                   IR POUND                  IR POUND
           Expiring:
           Within one year                                           59,261                    43,388
           Between two and five years                                53,601                    45,261
                                                                   --------                   -------

                                                                    112,862                    88,649
                                                                   ========                   =======

     (c)   TREASURY COMMITMENTS

           The Group is committed to forward exchange contracts entered into for 1997 whereby it is obliged to sell Stg POUND 128,340 (1996:
           Stg883,908) and under separate contracts to buy US$200,000 (1996:
           US$600,000) in exchange for Irish pound amounts. The unrealised loss on these instruments at 30 June 1997 was IR POUND 7,915 (1996: gain IR POUND 9,737) and has been deferred in accordance with the Group's accounting policies.

           During 1995 the Group entered into an interest rate swap, whereby the Group is committed to pay fixed interest on a principal of Stg POUND 180,000. This contract matured in May 1997.

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




     (d)   RAW MATERIAL COMMITMENTS

           At 30 June 1997 the Company had agreed to purchase specified raw materials at contracted prices on 31 July 1997 for a total consideration of US$200,000 (1996: US$Nil).

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




23   COMMITMENTS AND CONTINGENCIES  (CONTINUED)

     (e)   CONTINGENCIES

           Under the terms of agreements entered into with Forbairt, an Irish Government industrial development agency, under which the company received grants a liability would arise to repay grants totalling approximately IR POUND 400,000 if certain events occur including the cessation of trade or the appointment of a liquidator.

           The Group is engaged in litigation arising in the ordinary course of business. Management does not believe that any such litigation will individually or in the aggregate have a material adverse effect on the financial position of the Group.

24   PENSIONS

     The Group operates three pension schemes the assets of which are vested in independent trustees for the benefit of the employees and dependents.

     Employees of the Group participate in a contributory defined benefit scheme which is operated by the Group's parent, the Cross Group. Pension costs are assessed in accordance with the advice of a professionally qualified actuary. The most recent actuarial valuation carried out on 1 August
     1995 indicated that the scheme was adequately funded on a discontinuance basis and that at that date the funding rate of 17% of pensionable salaries, if maintained, would result in the final salary funding level reaching 100% in approximately 12 years.

     The principal actuarial assumptions in calculating the funding rate are:

     (a)   Pensionable salaries increase by 7% per annum
     (b)   The funding will earn an investment yield of 8% per annum
     (c)   At retirement pensions will be purchased at a yield of 8% per annum

     The method of funding used is the Projected Unit method. The actuarial valuation is available for public inspection.

     The pension charge for the period amounted to IR POUND 45,200 (1996: IR POUND 42,900).

     Separate arrangements which are operated for a limited number of executives are defined benefit schemes. The pension charge in the period for these schemes amounted to IR POUND 17,000 (1996: IR POUND
     17,000).

     The most recent actuarial valuation of this scheme was carried out at 1 January 1997 and indicated that the scheme assets at that date were sufficient to cover 86% of the liabilities arising in the event of discontinuance of the scheme. Payment of the recommended funding rate of 44% of pensionable salaries will increase this figure to 100% over time.

     The principal actuarial assumptions in calculating the funding rate are

     (a)   Pensionable salaries increase by 6% per annum
     (b)   The funding will earn an investment yield of 8% per annum
     (c)   At retirement pensions will be purchased at a yield of 7% per annum

     The method of funding used is the Aggregate method. The actuarial valuation is available for inspection to the members of the scheme.

     The third scheme, which commenced in 1996, is a defined contribution scheme for plant employees and pension costs are charged, as incurred, during the period. The charge for the period was IR POUND 22,576 (1996: IR POUND 16,117).


     The pension provision included in the balance sheet at 30 June 1997 amounted to IR POUND 18,000 (1996: IR POUND 7,500).

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




25   RELATED PARTY TRANSACTIONS

     The Company's ultimate parent undertaking is The Cross Group, a company incorporated in the Republic of Ireland. The largest and smallest group in which the results of the Company and its subsidiary undertakings are consolidated is that headed by The Cross Group.


                                                                            UNAUDITED             UNAUDITED
                                                                            ---------             ---------
                                                                          SIX MONTHS             SIX MONTHS
                                                                                ENDED                 ENDED
                                                                              30 JUNE               30 JUNE
                                                                                 1997                  1996
                                                                             IR POUND              IR POUND
     Charges made by The Cross Group                                          228,185               189,736
                                                                              =======               =======

     These charges represent an allocation of the cost of central services including management, legal, company secretarial services and the provision of office accommodation and may not be indicative of the cost of obtaining these services from a third party.

     At 30 June 1997 the Group was owed IR POUND 142,808 (1996: IR
     POUND 168,391) from The Cross Group and owed IR POUND 157,987
     (1996: IR POUND 103,347) to The Cross Group which arose from transactions within the Cross Group. No interest is charged in respect of amounts due to or from The Cross Group.


26   POST BALANCE SHEET EVENT

     On 1 September 1997 the whole of the issued share capital of the company was acquired by Fuisz Technologies Limited.


27 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN IRISH AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

(a)  SIGNIFICANT DIFFERENCES

     The unaudited financial statements of Clonmel Healthcare Limited are prepared in accordance with generally accepted accounting principles ("GAAP") applicable in Ireland which differ significantly in certain respects from those generally accepted in the United States. This summary should not be taken as a complete list of all differences between Irish GAAP and US GAAP. The significant differences between Irish GAAP and US GAAP which affect the Company's net profit and shareholders' funds are set out below:

     (i)     PRODUCT DEVELOPMENT COSTS

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




             Under Irish GAAP, Clonmel Healthcare Limited capitalises product development costs as an intangible asset and amortises this asset by reference to the estimated life of the products or the period of the contracts to which the expenditure relates. Under US GAAP, as set out in Statement of Financial Accounting Standards (SFAS) No. 68 'Research and Development Arrangements,' such product development costs may not be capitalised and should be charged to expenses as incurred.

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




27 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN IRISH AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (continued)


     (ii)    FORWARD EXCHANGE CONTRACTS

             Certain outstanding foreign currency forward exchange contracts which hedge anticipated future transactions and qualify for hedge accounting treatment under Irish GAAP would not qualify as hedges under US GAAP. Under US GAAP such contracts should be recorded at fair value at each balance sheet date based on the forward rates of exchange ruling at that date and the corresponding unrealised gain or loss would be included in the determination of net income.

     (iii)   INVESTMENTS IN MARKETABLE SECURITIES

             Under Irish GAAP the company's investments in marketable securities are carried at the lower of cost and net realisable value. Under US GAAP these marketable securities have been classified as'available for sale', and accordingly, the unrealised appreciation has been recorded as a direct adjustment to shareholders' equity.

     (iv)    PREFERENCE SHARES

             Under Irish GAAP Redeemable Preference Shares are included in shareholders' funds and dividends paid or proposed on such shares are shown as an appropriation of profit. Under US GAAP, Preference Shares, which have a mandatory redemption date may not be included in shareholders' equity and are instead classified outside of shareholders' equity.

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




27   SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN IRISH AND UNITED STATES
     GENERALLY ACCEPTED ACCOUNTING PRINCIPLES   (continued)

(b)  NET (LOSS)/PROFIT UNDER US GAAP

                                                                  UNAUDITED                     Unaudited
                                                                  ---------                     ---------
                                                                  SIX MONTH                     Six month
                                                               PERIOD ENDED                  period ended
                                                                    30 JUNE                       30 June
                                                                       1997                          1996
                                                                   IR POUND                      IR POUND
     NET(LOSS)/PROFIT AS REPORTED IN THE
     CONSOLIDATED PROFIT AND LOSS ACCOUNTS
     IN ACCORDANCE WITH IRISH GAAP                                  (255,599)                      171,009

     ADJUSTMENTS:

     Product development costs                                        12,600                        22,800

     Unrealised  gain on foreign exchange contracts                   36,749                         1,740

     Tax effect of above adjustments                                  (5,922)                       (2,945)
                                                                   ---------                      --------
     NET (LOSS)/PROFIT IN ACCORDANCE
      WITH US GAAP                                                  (212,172)                      192,604
                                                                   =========                      ========

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




27   SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN IRISH AND UNITED STATES
     GENERALLY ACCEPTED ACCOUNTING PRINCIPLES   (continued)

(c)  SHAREHOLDERS' EQUITY

                                                                  UNAUDITED                       Unaudited
                                                                  ---------                       ---------
                                                                      AS OF                           As of
                                                                    30 JUNE                         30 June
                                                                       1997                            1996
                                                                   IR POUND                        IR POUND
     SHAREHOLDERS' FUNDS AS REPORTED
      IN THE CONSOLIDATED BALANCE
      SHEET IN ACCORDANCE WITH IRISH GAAP                         5,346,013                       5,568,726

     ADJUSTMENTS:

     Product development costs                                      (90,900)                        (47,600)

     Unrealised (loss)/gain on forward
      exchange contracts                                             (7,915)                          9,737

     Unrealised gain on marketable securities                        74,806                          75,566

     Preference shares                                             (750,000)                       (450,000)

     Tax effect of above adjustments                                 11,858                           4,544
                                                                  ---------                      ----------
     SHAREHOLDERS' EQUITY AS ADJUSTED
      TO ACCORD WITH US GAAP                                      4,583,862                       5,160,973
                                                                  =========                      ==========

(d)  CASH FLOWS

     In accordance with Irish GAAP, the Company complies with Financial Reporting Standard No. 1 - "Cash flow statements" (FRS 1). Its objective and principles are similar to those set out in SFAS No. 95 "Statement of Cash Flows". The principal difference between the standards is in respect of classification. Under FRS 1, the Company presents its cash flows for
     (a) operating activities; (b) returns on investments and servicing of finance; (c) taxation; (d) capital expenditure; (e) acquisitions and disposals; and (f) financing activities. SFAS No. 95 requires only three categories of cash flow activity (a) operating; (b) investing; and (c) financing.

     Cash flows arising from taxation and returns on investments and servicing of finance under FRS 1 would be included as operating activities under SFAS No .95. In addition, under FRS 1, cash and cash equivalents include short term borrowings repayable on demand. SFAS No. 95 requires movements in such borrowings to be included in financing activities. SFAS No. 95 also requires that assets acquired under finance lease be treated as non-cash transactions.

Clonmel Healthcare Limited and Subsidiaries
30 June 1997 and 1996
Notes
on unaudited consolidated financial statements




27 SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN IRISH AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (continued)

     A summarised consolidated cash flow under US GAAP is as follows:

                                                                  UNAUDITED                       Unaudited
                                                                  ---------                       ---------
                                                                  SIX MONTH                       Six month
                                                               PERIOD ENDED                    period ended
                                                                    30 JUNE                         30 June
                                                                       1997                            1996
                                                                   IR POUND                        IR POUND
     Cash inflow from operating activities                          524,202                         247,504

     Cash (outflow) from investing activities                      (195,754)                       (298,584)

     Cash (outflow) from financing activities                        (6,408)                       (228,350)
                                                                   --------                       ---------

     Increase/(decrease) in cash and cash  equivalents              322,040                        (279,430)

     Cash and cash equivalents at beginning of period               153,130                         634,865
                                                                   --------                       ---------
     Cash and cash equivalents at end of period                     475,170                         355,435
                                                                   ========                       =========

     The following table reconciles cash and cash equivalents as presented under US GAAP with cash and liquid resources and restricted bank balances as presented under Irish GAAP:

                                                                    30 JUNE                         30 June
                                                                       1997                            1996
                                                               IR POUND 000                    IR POUND 000
     Cash and cash equivalents under US GAAP                        475,170                         355,435
     Bank overdraft                                                (503,239)                       (215,358)
                                                                  ---------                       ---------

     Cash and cash equivalents under Irish GAAP                     (28,069)                        140,077
                                                                  =========                       =========

                  UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of Fuisz Technologies Ltd. and the historical financial statements of Clonmel Healthcare Limited ("Clonmel"). The unaudited pro forma adjustments are based upon available information and certain assumptions that management of the Company believes are reasonable. These pro forma financial statements have been prepared to illustrate the effects of the consummation of the acquisition of Clonmel by the Company. The pro forma financial information and accompanying notes thereto should be read in conjunction with the historical consolidated financial statements of the Company and historical financial statements of Clonmel.

     The unaudited pro forma condensed consolidated balance sheet as of June 30, 1997 has been prepared as if the acquisition of Clonmel had occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the six month period ended June 30, 1997 and the year ended December 31, 1996 give effect to the acquisition of Clonmel as if it had occurred on January 1, 1996 and carried forward through the interim period presented.

     The unaudited pro forma condensed consolidated financial statements do not purport to be indicative of what the Company's consolidated financial position or consolidated results of operations would actually have been had the acquisition been completed on such date, or to project the Company's consolidated financial position for any future period or the Company's consolidated results of operations for any future period.

     The acquisition will be accounted for as a purchase. The purchase costs have been allocated to the Company's assets and liabilities based on their respective fair values. The final allocation of the purchase price is subject to the receipt of certain information related to the acquired assets, but that allocation is not expected to differ materially from the preliminary allocation.

  FUISZ TECHNOLOGIES, LTD. AND SUBSIDIARIES AND CLONMEL HEALTHCARE LIMITED
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                              as of June 30, 1997
                                (in thousands)

                                                   ------------------------------------------     ---------------------------------
                                                         HISTORICAL FINANCIAL STATEMENTS             PRO FORMA FINANCIAL STATEMENTS
                                                   ------------------------------------------     ---------------------------------
                                                     FUISZ TECHNOLOGIES         CLONMEL
                                                   LTD. AND SUBSIDIARIES   HEALTHCARE LIMITED        ADJUSTMENTS      CONSOLIDATED
                                                   ---------------------   ------------------     ----------------   --------------
     ASSETS                                                                         (a)
Current assets:
  Cash and cash equivalents                          $         7,299         $         720        $      (100)(f)    $      7,919
  Marketable securities                                       35,430                   227            (16,522)(m)          19,135
  Accounts receivable                                          2,910                 6,486                  -               9,396
  Inventory                                                      405                 3,628                  -               4,033
  Restricted marketable securities                                 -                     -              7,226 (m)           7,226
  Other current assets                                           611                     -              1,613 (g)           2,224
                                                      ---------------         -------------        -----------        ------------
    Total current assets                                      46,655                11,061             (7,783)             49,933

Property & equipment                                           9,381                 6,288                  -              15,669
Intangibles, net                                               7,691                   656             12,395 (i)          20,742
Restricted marketable securities                                   -                     -              9,296 (m)           9,296
Other assets                                                   2,723                    18                100 (f)           3,501
                                                                                                          660 (g)
                                                      ---------------         -------------        -----------        ------------

    Total assets                                     $        66,450         $      18,023        $    14,668        $     99,141
                                                      ===============         =============        ===========        ============

    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Bank overdraft                                     $             -         $         762        $         -        $        762
  Line of credit                                                 164                     -                  -                 164
  Current portion of long-term debt                                -                   239              4,962 (c)           5,201
  Accounts payable                                             2,730                 4,421                150 (d)           7,301
  Accrued liabilities and other                                3,462                   259                606 (e)           4,327
  Deferred revenue                                               663                 1,402                  -               2,065
                                                      ---------------         -------------        -----------        ------------
    Total current liabilities                                  7,019                 7,083              5,718              19,820
                                                      ---------------         -------------        -----------        ------------

Long-term liabilities:
  Notes payable                                                  246                 1,359              6,384 (c)           7,989
  Deferred revenue                                                 -                 1,250                  -               1,250
  Other liabilities                                                -                   247                  -                 247
                                                      ---------------         -------------        -----------        ------------
    Total long-term liabilities                                  246                 2,856              6,384               9,486
                                                      ---------------         -------------        -----------        ------------
    Total liabilities                                          7,265                 9,939             12,102              29,306
                                                      ---------------         -------------        -----------        ------------

Commitments and contingencies                                      -                     -                  -                   -

Stockholders' equity:
  Preferred stock                                                  -                 1,137             (1,137)(h)               -
  Common stock                                                   208                   235               (235)(h)             218
                                                                                                           10 (b)

  Additional paid-in capital                                  93,724                 2,622             (2,622)(h)         104,364
                                                                                                       10,640 (b)

  Deficit accumulated during the development stage           (34,747)                4,090             (4,090)(h)         (34,747)
  Current year (deficit) earnings
                                                      ---------------         -------------        -----------        ------------
    Total stockholders' equity                                59,185                 8,084              2,566              69,835
                                                      ---------------         -------------        -----------        ------------

    Total liabilities and stockholders' equity       $        66,450         $      18,023        $    14,668        $     99,141
                                                      ===============         =============        ===========        ============



     See accompanying notes to unaudited pro forma condensed consolidated financial statements.

    FUISZ TECHNOLOGIES, LTD. AND SUBSIDIARIES AND CLONMEL HEALTHCARE LIMITED
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     For the six months ended June 30, 1997
                     (in thousands, except per share data)

                                            -----------------------------------------        -------------------------------------
                                                 HISTORICAL FINANCIAL STATEMENTS                  PRO FORMA FINANCIAL STATEMENTS
                                            -----------------------------------------        -------------------------------------
                                              FUISZ TECHNOLOGIES        CLONMEL
                                            LTD. AND SUBSIDIARIES  HEALTHCARE LIMITED          ADJUSTMENTS           CONSOLIDATED
                                            ---------------------  ------------------        ---------------       ---------------
                                                                           (j)
Operating revenues:
  Research and development                    $      3,572           $          -            $           -         $      3,572
  Licensing Fees                                     2,980                      -                        -                2,980
  Royalties                                            460                      -                        -                  460
  Product sales                                        733                 10,996                        -               11,729
                                               ------------           ------------            -------------         ------------

    Total operating revenues                         7,745                 10,996                        -               18,741
                                               ------------           ------------            -------------         ------------

Operating expenses:
  Research and development                           6,327                    626                        -                6,953
  Selling, general and administrative                4,741                  2,908                      165 (l)            7,814
  Cost of sales                                        342                  7,636                        -                7,978
  Depreciation and amortization                        572                      -                      310 (k)              882
  Other operating expenses                           2,400                      -                        -                2,400
                                               ------------           ------------            -------------         ------------

    Total operating expenses                        14,382                 11,170                      475               26,027
                                               ------------           ------------            -------------         ------------

Net operating income (loss)                         (6,637)                  (174)                    (475)              (7,286)

Net interest income (expense)                        1,350                   (120)                    (276) (n)              954
                                               ------------           ------------            -------------         ------------

Net income (loss) before income taxes               (5,287)                  (294)                     (751)             (6,332)

Provision for income taxes                               -                    (39)                       -                  (39)
                                               ------------           ------------            -------------         ------------

Net income (loss)                             $     (5,287)          $       (333)           $        (751)        $     (6,371)
                                               ============           ============            =============         ============

Net income (loss) per common share            $      (0.26)                                                        $      (0.29)
                                               ============                                                         ============

Weighted average common shares and
  common share equivalents outstanding              20,719                                                               21,719
                                               ============                                                         ============

   FUISZ TECHNOLOGIES, LTD. AND SUBSIDIARIES AND CLONMEL HEALTHCARE LIMITED
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      For the year ended December 31, 1996
                     (in thousands, except per share data)


                                            --------------------------------------------    ---------------------------------
                                                  HISTORICAL FINANCIAL STATEMENTS             PRO FORMA FINANCIAL STATEMENTS
                                            --------------------------------------------    ---------------------------------
                                              FUISZ TECHNOLOGIES           CLONMEL
                                            LTD. AND SUBSIDIARIES    HEALTHCARE LIMITED       ADJUSTMENTS      CONSOLIDATED
                                            ---------------------   --------------------    --------------    ---------------
                                                                             (j)
Operating revenues:
   Research and development                    $     2,426             $          -          $        -        $      2,426
   Licensing Fees                                    5,760                        -                   -               5,760
   Royalties                                           292                        -                   -                 292
   Product sales                                        48                   19,659                   -              19,707
                                                -----------             ------------          ----------        ------------

      Total operating revenues                       8,526                   19,659                   -              28,185
                                                -----------             ------------          ----------        ------------

Operating expenses:
   Research and development                          8,740                    1,502                   -              10,242
   Selling, general and administrative               8,862                    4,894               1,613 (l)          15,369
   Cost of sales                                         -                   13,271                   -              13,271
   Depreciation and amortization                       703                        -                 620 (k)           1,323
   Other operating expenses                              -                        -                   -                   -
                                                -----------             ------------          ----------        ------------

      Total operating expenses                      18,305                   19,667               2,233              40,205
                                                -----------             ------------          ----------        ------------

Net operating income (loss)                         (9,779)                      (8)             (2,233)            (12,020)

Net interest income (expense)                        2,973                     (184)             (1,053)(n)           1,736
                                                -----------             ------------          ----------        ------------

Net income (loss) before income taxes               (6,806)                    (192)             (3,286)            (10,284)

Provision for income taxes                               -                        -                   -                   -
                                                -----------             ------------          ----------        ------------

Net income (loss)                              $    (6,806)            $       (192)          $  (3,286)       $    (10,284)
                                                ===========             ============          ==========        ============

Net income (loss) per common share             $     (0.35)                                                    $      (0.50)
                                                ===========                                                     ============

Weighted average common shares and common
   share equivalents outstanding                    19,496                                                           20,496
                                                ===========                                                     ============

    FUISZ TECHNOLOGIES LTD. AND SUBSIDIARIES AND CLONMEL HEALTHCARE LIMITED
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                (in thousands, except share and per share data)

a.        The historical balance sheet of Clonmel has been converted to U.S.
          dollars at 0.66 IR POUNDS for $1.00, the exchange rate at June 30, 1997. Certain reclassifications and adjustments have been made to the historical balance sheet of Clonmel to conform to the Company's financial statement presentation and U.S. GAAP, respectively.

b. Adjustment reflects the issuance of 1,000,000 shares of Fuisz Common Stock to the prior Clonmel shareholders valued at $10.65 per share ($10,650). The $10.65 share value is the approximate weighted average price (based on volume of shares traded) during the period from July 25, 1997 to July 31, 1997. The transaction was announced publicly on July 29, 1997.

c. Adjustment reflects the issuance of an 8,335 IR POUNDS non-interest bearing note payable by the Company to the former shareholder of Clonmel as part of the purchase consideration and certain consulting fees to be provided to the Company (see note g). The face amount of the note has been discounted using the Company's incremental borrowing rate of 10%.

d. Adjustment reflects the accrual of estimated transaction costs related to the acquisition.

e. Adjustment reflects the assumption of the unfunded liability associated with Clonmel's defined benefit pension plan.

f. Adjustment reflects the capitalization of the deferred financing costs associated with the Company's guarantee of the 8,335 IR
          POUNDS non-interest bearing note payable, in the form of a fully secured letter of credit. These costs will be amortized over the remaining life of the note (28 months). Certain reclassifications and adjustments have been made to the historical statements of operations of Clonmel to conform to the Company's financial statement presentation and U.S. GAAP, respectively.

g. Adjustment reflects consulting fees amounting to 1,500 IR POUNDS that will be provided to the Company over the 36 month period commencing September 1, 1997.

h.        Adjustment reflects the elimination of Clonmel's net equity.

i. Adjustment reflects the excess of the acquisition cost over the assigned value of Clonmel's assets, computed as follows:

               1,000,000 shares of Fuisz common stock at $10.65 per share              $    10,650
               Note payable                                                                 11,346
               Acquisition costs                                                               150
               Assumption of defined benefit pension plan liability                            606
               Consulting services to be provided to the Company                            (2,273)
                                                                                        ----------
               Purchase consideration                                                       20,479

               Clonmel net assets                                                           (8,084)
                                                                                        ----------
               Net write-up of net assets preliminarily allocated to goodwill          $    12,395
                                                                                        ==========

j. The historical statements of operations of Clonmel have been converted to U.S. dollars at the weighted average exchange rate for the periods presented: 0.64 IR POUNDS for $1.00 for the six month period ended June 30, 1997 and 0.63 IR POUNDS for $1.00 for the year ended December 31, 1996.

k. Adjustment reflects the amortization of the goodwill arising from the acquisition, based upon a 20 year life.

l. Adjustment reflects the recognition of consulting services provided to the Company based upon the terms of the agreement ($165 for the six months and $1,613 for the year).

m. Adjustment reflects the marketable securities pledged by the Company as collateral for the portion of the purchase consideration attributable to the installment note (see Note c.).

n. Adjustment reflects the interest expense on the note payable issued in connection with the acquisition of Clonmel (see Note c.).